(As filed with the Securities and Exchange Commission on September 29, 2000)
                                               Securities Act File No. 333-34586
                                       Investment Company Act File No. 811-09889
================================================================================


                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM N-2
             Registration Statement Under The Securities Act of 1933        |X|
                          Pre-Effective Amendment No. 2                     |X|
                         Post-Effective Amendment No. __                    |_|
                                     and/or
        Registration Statement Under The Investment Company Act of 1940     |X|
                                 Amendment No. 2                            |X|
                        (check appropriate box or boxes)



                      ORBITEX LIFE SCIENCES & BIOTECHNOLOGY
                                   FUND, INC.
               (Exact Name of Registrant as Specified in Charter)
                          c/o Orbitex Management, Inc.
                           410 Park Avenue, 18th Floor
                            New York, New York 10022
                    (Address of Principal Executive Offices)
       Registrant's Telephone Number, including Area Code: (212) 891-7900

                                  M. Fyzul Khan
                            Orbitex Management, Inc.
                           410 Park Avenue, 18th Floor
                            New York, New York 10022
                     (Name and Address of Agent for Service)
                                 With a copy to:

                          Leonard B. Mackey, Jr., Esq.
                       Clifford Chance Rogers & Wells LLP
                                 200 Park Avenue
                            New York, New York 10166

                  Approximate Date of Proposed Public Offering:
 As soon as practicable after the effective date of this Registration Statement.

     If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. |X|

     If appropriate, check the following box:

     |_| This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

     |_| This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement or the same offering is _________.


        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
================================================================================
Title of Securities       Proposed Maximum Aggregate
Being Registered                Offering Price        Amount Of Registration Fee
--------------------------------------------------------------------------------
Common Stock
$.01 Par Value................   $100,000,000                 $26,400*
--------------------------------------------------------------------------------


* Previously paid.

     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.
================================================================================

                              CROSS-REFERENCE SHEET

                         Parts A and B of the Prospectus

         Caption                                         Location in Prospectus

1.       Outside Front Cover............................ Outside Front Cover Page
2.       Inside Front and Outside Back Cover Page....... Inside Front and Outside Back Cover Page
3.       Fee Table and Synopsis......................... Summary of Fund Expenses
4.       Financial Highlights........................... Not Applicable
5.       Plan of Distribution........................... Outside Front Cover Page; Investment Objective and
                                                         Principal Strategies
6.       Selling Stockholders........................... Not Applicable
7.       Use of Proceeds................................ Use of Proceeds
8.       General Description of the Registrant.......... Outside Front Cover Page; Investment Objective and
                                                         Principal Strategies; Risk Factors; General Information
9.       Management..................................... Management of the Fund; Use of Proceeds
10.      Capital Stock, Long-Term Debt, and Other
         Securities..................................... Capital Stock; Distribution Policy; Taxes
11.      Defaults and Arrears on Senior Securities...... Not Applicable
12.      Legal Proceedings.............................. Not Applicable
13.      Table of Contents of the Statement of
         Additional Information......................... Table of Contents of Statement of Additional Information
14.      Cover Page of SAI.............................. Cover Page (SAI)
15.      Table of Contents of SAI....................... Table of Contents (SAI)
16.      General Information and History................ Appendix A (SAI)
17.      Investment Objective and Policies.............. Additional Investment Policies (SAI)
18.      Management..................................... Directors and Officers (SAI); Investment Advisory and
                                                         Other Services (SAI)
19.      Control Persons and Principal Holders of
         Securities..................................... Not Applicable
20.      Investment Advisory and Other Services......... Investment Advisory and Other Services (SAI)
21.      Brokerage Allocation and Other Practices....... Brokerage Commissions (SAI)
22.      Tax Status..................................... Not Applicable
23.      Financial Statements........................... Financial Statements (SAI)

PROSPECTUS

                Orbitex Life Sciences & Biotechnology Fund, Inc.


                        4,000,000 Shares of Common Stock

                                  $25 Per Share


     Investment Objective. The Fund is a newly organized, non-diversified, closed-end management investment company. The Fund's investment objective is to seek long-term growth of capital through selective investment in the securities of life sciences and biotechnology companies of all sizes that offer potential for growth.


     Investment Strategies. The Fund will invest primarily in the securities of companies primarily engaged in life sciences, pharmaceuticals, medical research and biotechnology research, development and implementation, and other areas related to the life sciences and biotechnology industries. Under normal circumstances, the Fund will invest at least 65% of its total assets in equity securities issued by life sciences companies and biotechnology companies. As a matter of fundamental policy, the Fund will concentrate (invest at least 25% of its total assets) in securities issued by companies in the life sciences and biotechnology industries. The Fund will invest primarily in U.S. common stocks, but also may invest in other types of equity securities and debt securities. The Fund may invest up to 35% of its total assets in debt securities rated below investment grade or unrated securities of equivalent quality (commonly referred to as "junk bonds"). The Fund may invest in companies of any size, but generally expects to invest a majority of its assets in small and medium-sized companies. The Fund may invest a significant portion of its total assets in equity securities of privately owned life sciences and biotechnology companies that plan to conduct an initial public offering or IPO. These are referred to as venture capital companies. There will be no public market for the shares of a venture capital company at the time of the Fund's investment, and there can be no assurance that a planned IPO will ever be completed.

     Manager.  The  Fund's  investment  manager  is  Orbitex  Management,   Inc.
("Orbitex").


     Lack of Trading Market. The Fund's shares will not be listed on any securities exchange, and there is no assurance that any secondary market will develop for the Fund's shares. You may not be able to sell your shares. Shares may be held only through brokers and dealers that have entered into shareholder servicing agreements with the Fund.

     Investing in the Fund's shares involves a high degree of risk. See "Risk Factors" beginning on page 7.

     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                                   Per Share            Total
                                                   ---------            -----
Offering Price .........................           $   26.00        $104,000,000
Sales Load .............................           $    1.00        $  4,000,000
Proceeds to Fund .......................           $   25.00        $100,000,000


     This prospectus concisely provides the information that a prospective investor should know about the Fund before investing. You are advised to read this prospectus carefully and to retain it for future reference. Additional information about the Fund, including a statement of additional information ("SAI") dated October 2, 2000, has been filed with the Securities and Exchange Commission. The SAI is available upon request and without charge by calling 1-877-246-8282. The SAI is incorporated by reference into this prospectus in its entirety. The SAI and other information about the Fund also is available on the SEC's website (http://www.sec.gov).

                                 OCTOBER 2, 2000

     The Fund is offering up to 4,000,000 shares of its common stock through Orbitex Funds Distributor, Inc., the Fund's distributor. The distributor has entered into selected dealer agreements with various dealers that have agreed to use their best efforts to sell the Fund's shares. The dealers have no obligation to sell any specific number of Fund shares. The Fund will pay Orbitex Funds Distributor, Inc., an affiliate of Orbitex, a one-time placement fee equal to 0.50% of the net proceeds to the Fund. The Fund will pay each dealer that has entered into a shareholder servicing agreement with the distributor a shareholder servicing fee at the annual rate of 0.25% of the net asset value of the outstanding shares beneficially owned by customers of the dealer. Orbitex will make additional annual payments of 0.25% of such net asset value to each such dealer from its own resources. The Fund will pay offering expenses estimated at $95,775 from the proceeds of the offering.





     Repurchase Offers. In order to provide a limited degree of liquidity to shareholders, the Fund will make quarterly offers to repurchase 5% of its outstanding shares at their net asset value. Tendering shareholders may not have all of their tendered shares repurchased by the Fund. The Fund intends to make its first quarterly repurchase offer in March 2001. See "Repurchase Offers."


     Management Fee. The Fund will pay Orbitex a management fee at an annual rate of 1.75% of the Fund's average daily net assets. The overall fees payable by the Fund and its shareholders will be higher than those paid by most other funds.

     Minimum Investment. The minimum investment in the Fund is $25,000.



     Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

     You should rely only on the information contained in this prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer of these securities in any state where the offer is not permitted. You should not assume that the information provided by this prospectus is accurate as of any date other than the date on the front of this prospectus.

                                TABLE OF CONTENTS

                                                                            Page



PROSPECTUS SUMMARY............................................................1

SUMMARY OF FUND EXPENSES......................................................6

RISK FACTORS..................................................................7

USE OF PROCEEDS..............................................................12

MANAGEMENT OF THE FUND.......................................................17

REPURCHASE OFFERS............................................................18

CALCULATION OF NET ASSET VALUE...............................................20

CAPITAL STOCK................................................................21

DISTRIBUTION POLICY..........................................................21

TAXES  2

DISTRIBUTION.................................................................23

GENERAL INFORMATION..........................................................24

TABLE OF CONTENTS OF SAI.....................................................25

                               PROSPECTUS SUMMARY

This is only a summary. This summary may not contain all of the information that you should consider before investing in the Fund. You should review the more detailed information contained in this prospectus and in the statement of additional information.

The Fund Orbitex Life Sciences & Biotechnology Fund, Inc. (the "Fund") is a newly organized,
                                   non-diversified,     closed-end    management
                                   investment company registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"). The Fund's investment manager is Orbitex Management, Inc. ("Orbitex"). See "General Information."

Investment Objective and           The objective of the Fund is long-term growth
Principal Strategies               of capital  through  selective  investment in
                                   the   securities   of   life   sciences   and
                                   biotechnology companies of all sizes that offer potential for growth.


                                   The  Fund  will  invest   primarily   in  the
                                   securities of companies, both U.S. and foreign, primarily engaged in life sciences, pharmaceuticals, medical research and biotechnology research, development and implementation, and other areas related to the life sciences and biotechnology industries. Under normal circumstances, the Fund will invest at least 65% of its total assets in equity securities issued by life sciences and biotechnology companies. As a matter of fundamental policy, the Fund will concentrate (invest at least 25% of its total assets) in securities issued by companies in the life sciences and biotechnology industries. The Fund will invest primarily in U.S. common stocks, but also may invest in other types of equity securities and debt securities. The Fund may invest up to 35% of its total assets in debt securities rated below investment grade or unrated securities of equivalent quality (commonly referred to as "junk bonds"). The Fund may invest in companies of any size, but generally expects to invest a majority of its assets in small and medium-sized companies. The Fund may invest a significant portion of its total assets in equity securities of privately owned life sciences and biotechnology companies that plan to conduct an initial public offering or IPO. These are referred to as venture capital companies. There will be no public market for the shares of a venture capital company at the time of the Fund's investment, and there can be no assurance that a planned IPO will ever be completed. The Fund also may invest in private venture capital funds that specialize in investing in life sciences and biotechnology companies.
                                   See "Investment Objective and Principal Strategies."

                                   The Fund may use various investment techniques to hedge a portion of its investment portfolio against certain risks or to pursue its investment objective. In this regard, the Fund may use leverage, sell securities short, purchase and sell options on securities and stock indexes and other derivatives, and enter into foreign currency transactions, subject to certain limitations described elsewhere in this Prospectus. The use of some of these investment techniques and instruments will be an integral part of the Fund's investment programs, and involves certain risks. See "Risk Factors."


The Manager                        Orbitex is the Fund's investment  manager. As
                                   of   August 31,    2000,    Orbitex   managed
                                   approximately $1.024 billion in 11 mutual fund portfolios and for institutional and other accounts.

                                   Timothy  F.  Bepler,  CFA  is  the  portfolio
                                   manager  for  the  Fund.  Mr.  Bepler  joined
                                   Orbitex in 1999 as a Vice President and portfolio manager. He brought with him eight years of investment analysis experience in the healthcare industry. Formerly, he was a Vice President at Merrill Lynch Asset Management from 1996 to 1999 where he was a healthcare analyst for a Growth and Income fund. Prior to joining Merrill Lynch, he was the sole healthcare analyst for a division of Credit Suisse from 1995 to 1996 and was a senior analyst at Value Line, Inc. from 1989-1995. See "Management of the Fund."

Investment Adviser Fees            The Fund will pay to Orbitex a management fee
                                   at an annual rate of 1.75% of the Fund's average daily net assets. The management fee is higher than the advisory fees paid by most
                                   U.S. investment companies.

Borrowing                          The Fund is  authorized  to  borrow  money to
                                   fund the  purchase  of  portfolio  securities
                                   (including additional  investments in venture
                                   capital companies in its portfolio),  to meet
                                   repurchase  requests and for cash  management
                                   purposes. The use of borrowings for financial
                                   leverage  involves a high degree of risk. The
                                   Fund  generally  intends to borrow money only
                                   in  limited   circumstances  when  attractive
                                   investment  opportunities  are available that
                                   would further the Fund's investment objective
                                   and sufficient cash or other liquid resources
                                   are not otherwise available, or where Orbitex
                                   believes  it  would  not be  prudent  to sell
                                   existing  portfolio  holdings.  The Fund will
                                   not,  in any event,  borrow  money  until the
                                   proceeds of the  offering  are  substantially
                                   invested   in   furtherance   of  the  Fund's
                                   investment   objective.   The   Fund  is  not
                                   permitted   to  borrow  to  make   additional
                                   investments  at  any  time  that   borrowings
                                   exceed 20% of its total assets, and it is not
                                   permitted  to  borrow  for  any  purpose  if,
                                   immediately  after such  borrowing,  it would
                                   have an asset  coverage  (as  defined  in the
                                   Investment  Company  Act) of less than  300%.
                                   The Fund will seek to repay  borrowings  used
                                   to meet  repurchase  requests  and  for  cash
                                   management  purposes within one year of their
                                   incurrence.   See  "Risk   Factors--Leverage;
                                   Borrowing"  and  "Investment   Objective  and
                                   Principal  Strategies  -  Borrowing;  Use  of
                                   Leverage."

Hedging The Fund may use derivative instruments to hedge portfolio risks and for cash management purposes. Hedging activity may relate to a specific security or to the Fund's portfolio as a whole. The Fund may not use derivative instruments to seek increased returns on its investments.

Investor Suitability               An   investment   in  the  Fund   involves  a
                                   considerable  amount of risk.  Because  it is
                                   possible  that  you may  lose  some or all of
                                   your investment, you should not invest in the
                                   Fund  unless  you can  afford a total loss of
                                   your   investment.   Prior  to  making   your
                                   investment decision,  you should (i) consider
                                   the   suitability  of  this  investment  with
                                   respect  to your  investment  objectives  and
                                   personal  situation,  (ii)  consider  factors
                                   such as your personal net worth, income, age,
                                   risk tolerance and liquidity needs, and (iii)
                                   consult your broker and financial  adviser to
                                   determine   whether   your  risk  profile  is
                                   suitable for this investment.


The Offering                       The Fund is offering up to  4,000,000  shares
                                   of common stock at $25 per share plus a sales charge through its co-distributors, Funds

                                   Distributor, Inc. and Orbitex Funds Distributor, Inc. Funds Distributor, Inc. has entered into selected dealer agreements with various dealers that have agreed to use their best efforts to sell the Fund's shares. The dealers are not obligated to sell any specific number of Fund shares. It is contemplated that the dealers will solicit subscriptions for Fund shares during a subscription period which shall end on or about November 3, 2000 (the "Closing Date"), at which time the Fund will commence operations. The Fund, in its sole discretion, may accelerate the Closing Date or may extend it. During the 90-day period following the Closing Date or such other period of time as may be determined by the Fund in its sole discretion, the Fund will continuously offer its shares to investors at its then current net asset value per share plus the sales charge. The minimum investment in the Fund is $25,000. See "Distribution." The Fund will pay Orbitex Funds Distributor, Inc. ("OFD"), an affiliate of Orbitex, a one-time placement fee equal to 0.50% of the value of the net proceeds to the Fund raised during the subscription period and the continuous offering period. Orbitex will pay Funds Distributor, Inc. from its own resources an annual fee of $40,000 in consideration for acting as co-distributor. The Fund will pay each dealer that has entered into a shareholder servicing agreement with the distributor a shareholder servicing fee at the annual rate of 0.25% of the net asset value of the outstanding shares beneficially owned by customers of the dealer. Orbitex will make additional annual payments of 0.25% of such net asset value to each such dealer from its own resources.


Distribution Policy                The Fund  will pay  dividends  on the  shares
                                   annually     in     amounts      representing
                                   substantially   all  of  the  net  investment
                                   income, if any, earned each year. It is likely that many of the companies in which the Fund invests will not pay any dividends, and this, together with the Fund's expenses, means that the Fund is unlikely to have net investment income to pay dividends.

                                   The Fund will pay substantially all of any taxable net capital gain realized on investments to shareholders at least annually.

                                   Under the Fund's automatic reinvestment plan, dividends and/or capital gain distributions paid by the Fund will be reinvested in additional shares of the Fund unless a shareholder "opts out" (elects not to participate). Shares will be issued under the plan at their net asset value on the ex-dividend date. There is no sales charge or other charge for reinvestment. The Fund reserves the right to suspend or limit the automatic reinvestment plan at any time.

Unlisted Closed-End Structure;     The Fund has been  organized  as a closed-end
Limited Liquidity                  management  investment  company.   Closed-end
                                   funds   differ   from   open-end   management
                                   investment   companies   (commonly  known  as
                                   mutual  funds)  in  that  shareholders  of  a
                                   closed-end  fund do not  have  the  right  to
                                   redeem  their  shares  on a daily  basis.  In
                                   order  to  meet  daily  redemption  requests,
                                   mutual  funds are  subject to more  stringent
                                   regulatory limitations than closed-end funds.
                                   In  particular,  a mutual fund  generally may
                                   not  invest  more  than 15% of its  assets in
                                   illiquid  securities.  The Fund believes that
                                   unique investment  opportunities exist in the
                                   market for venture  capital life sciences and
                                   biotechnology  companies and in private funds
                                   that invest in venture  capital life sciences
                                   and biotechnology  companies.  However, these
                                   venture   capital   investments   are   often
                                   illiquid, and an open-end fund's ability to make illiquid investments is limited. For this reason, the Fund is organized as a closed-end fund.

                                   The Fund  will not  list  its  shares  on any
                                   securities exchange, and there is no assurance that any secondary market will develop for the Fund's shares. You will not be able to redeem your shares on a daily basis because the Fund is a closed-end fund. Shares may be held only through a broker or dealer that has entered into a shareholder servicing agreement with the Fund. Shares of the Fund may not be exchanged for shares of any other fund. As described below, however, in order to provide a limited degree of liquidity, the Fund will conduct quarterly repurchase offers for 5% of its outstanding shares. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the shares and should be viewed as a long-term investment.

Quarterly Repurchase Offers        In order  to  provide  a  limited  degree  of
                                   liquidity  to  shareholders,  the  Fund  will
                                   conduct quarterly repurchase offers. The Fund
                                   intends  to  commence  the  first  repurchase
                                   offer  in  March  2001.  In  each  repurchase
                                   offer,  the Fund will offer to  repurchase 5%
                                   of its outstanding  shares at their net asset
                                   value.  The Fund may offer to repurchase more
                                   than 5% of its shares in any quarter with the
                                   approval  of the board of  directors.  If the
                                   number  of  shares  tendered  for  repurchase
                                   exceeds  the  number  the  Fund   intends  to
                                   repurchase,  the Fund will repurchase  shares
                                   on   a   pro-rata   basis,    and   tendering
                                   shareholders  will  not  have  all  of  their
                                   tendered shares  repurchased by the Fund. See
                                   "Repurchase    Offers."

Risk Factors                       An  investment  in the Fund  involves  a high
                                   degree of risk. These include the risks of:

                                   o Investing in life sciences and biotechnology companies - These
                                        companies   are  subject  to  government
                                        regulation   and   approval   of   their
                                        products and services,  which can have a
                                        significant   effect  on  their   market
                                        price. The types of products or services
                                        produced or provided by these  companies
                                        may  quickly  become  obsolete.  Many of
                                        these companies are relatively small and
                                        have thinly traded  securities,  may not
                                        yet   offer   products   and  may   have
                                        persistent losses during a new product's
                                        transition    from     development    to
                                        production.

                                   o Investing in venture capital companies and private venture capital funds - Venture capital companies represent highly speculative investments. The Fund's ability to realize value from an investment in a venture capital company is to a large degree dependent upon the successful completion of the company's IPO or the sale of the venture capital company to another company, which may not occur for a period of several years after the date of the Fund's investment, if ever.

                                   o Investing in securities that are illiquid and volatile - Illiquid securities involve the risk that they cannot be sold at the time desired by the Fund or at prices approximating the value the Fund has determined. Stock prices of biotechnology companies are very volatile and the Fund's performance may sometimes be significantly worse than that of other types of funds.

                                   o Investing in illiquid shares of an unlisted closed-end fund - The Fund does not intend to list its shares for
                                        trading  on  any   national
                                        securities  exchange.  The Fund's shares
                                        are  not  readily   marketable  and  are
                                        significantly less liquid than shares of
                                        funds that trade on an exchange. Because
                                        the  Fund  is  a  closed-end  investment
                                        company,  shares  of the Fund may not be
                                        redeemed on a daily basis.  Although the
                                        Fund  will  make  quarterly   repurchase
                                        offers, you may not be able to sell all the shares that you wish to sell in a repurchase offer.

                                   o Investing in a fund that may employ substantial leverage - To the extent the Fund uses leverage, the value of its net assets will tend to increase or decrease at a greater rate than if no leverage were employed.

                                   o Concentration in a small number of industry sectors and maintaining a "non-diversified" portfolio - Since the Fund's portfolio will be concentrated in securities of a small number of companies or in securities of companies in a small number of industries, the risk of any investment decision is increased.

                                   o Investing in small companies - Small companies may be subject to poor
                                        corporate   performance   due  to   less
                                        experienced management,  limited product
                                        lines,    undeveloped   markets   and/or
                                        limited financial resources, and to less
                                        predictable   returns   due  to  shorter
                                        operating   histories,   less   publicly
                                        available information and little or no research by the investment community.

                                   o Investing in debt securities rated below investment grade - Non-investment grade securities are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal.

                                   o Investing in securities of non-U.S. issuers - Foreign securities face specific risks, including: unfavorable changes in currency rates, restrictions on the repatriation of capital invested abroad, reduced availability of information, different accounting and financial standards, and reduced liquidity as a result of inadequate trading volume.

                                   Accordingly, the Fund should be considered a speculative investment, and you should invest in the Fund only if you can sustain a complete loss of your investment. For a more complete discussion of the risks, see "Risk Factors."

                            SUMMARY OF FUND EXPENSES

          The following table illustrates the expenses and fees that the Fund expects to incur and that shareholders can expect to bear.

    Shareholder Transaction Expenses:

        Maximum Sales Load (as a percentage of offering price)...........  4.00%
        Automatic Reinvestment Plan Fees.................................   none
        Maximum Redemption Fees..........................................   none

    Annual Expenses (except for interest expense, as a percentage of net assets attributable to common shares):
        Management Fee...................................................  1.75%
        Shareholder Servicing Fees.......................................  0.25%
        Other Expenses...................................................  0.75%
        Total Annual Expenses (other than interest expense)..............  2.75%


     The purpose of the table above is to assist you in understanding the various costs and expenses you would bear directly or indirectly as a shareholder of the Fund. The annual "Other Expenses" shown above are estimated, based on net assets of the Fund of $100 million. The Fund will pay OFD a one-time placement fee equal to 0.50% of the net proceeds of this offering, which is not included in "Total Annual Expenses" above. The Fund also will pay offering expenses, estimated to be $95,775, from the proceeds of the offering; these expenses are not included in "Total Annual Expenses" above. For a more complete description of the various costs and expenses of the Fund, see "Management of the Fund."


Example:
                                             1 year  3 years  5 years   10 years
                                             ------  -------  -------   --------


You would pay the following expenses
on a $1,000 investment,
assuming a 5% annual return ..............     $ 67     $122     $180       $336



     The example does not present actual expenses and should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example. The Fund's offering expenses and one-time placement fee payable to OFD are not reflected in the example.

                                  RISK FACTORS

General

     Stock prices fluctuate. Apart from the specific risks identified below, the Fund's investments may be negatively affected by the broad investment environment in the U.S. and international securities markets. That investment environment is influenced by, among other things, interest rates, inflation, politics, fiscal policy, current events, competition, productivity and technological and regulatory change. Therefore, as with any fund that invests in stocks, the Fund's net asset value will fluctuate. You may experience a significant decline in the value of your investment and could lose your entire investment. The Fund should be considered a speculative investment, and you should invest in the Fund only if you can sustain a complete loss of your investment.

Risks of Life Sciences and Biotechnology Sectors

     Because of its specific focus, the Fund's performance is closely tied to and affected by events occurring in the life sciences and biotechnology industries. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities owned by the Fund may react similarly to and move in unison with one another. Life sciences companies are subject to government regulation and approval of their products and services, which can have a significant effect on their market price. Changes in governmental policies may have a material effect on the demand for particular products and services. Regulatory approvals (often entailing lengthy application and testing procedures) may be required before new drugs and certain medical devices and procedures can be introduced. Furthermore, the types of products or services produced or provided by these companies may quickly become obsolete. Moreover, liability for products that are later alleged to be harmful or unsafe may be substantial, and may have a significant impact on a life sciences company's market value and/or share price. Biotechnology companies are affected by patent considerations, intense competition, rapid technology change and obsolescence, and regulatory requirements of various federal and state agencies. The enforcement of patent, trademark and other intellectual property laws will affect the value of many of these companies. In addition, many of these companies are relatively small and have thinly traded securities, may not yet offer products or offer a single product, and may have persistent losses during a new product's transition from development to production or erratic revenue patterns. While the Fund generally will make its investments based on a belief that actual or anticipated products or services will produce future earnings, if an anticipated event is delayed or does not occur, or if investor perceptions about a company change, the company's stock price may decline sharply and its securities may become less liquid. Moreover, stock prices of biotechnology companies are very volatile, particularly when their products are up for regulatory approval and/or under regulatory scrutiny. Consequently, the Fund's performance may sometimes be significantly better or worse than that of other types of funds.

Newly Organized Fund

     The Fund is a newly organized investment company with no previous operating history. Although Orbitex and the Fund's portfolio managers have considerable experience managing other funds with investment objectives similar to the Fund's, the Fund may not succeed in meeting its objective, and the Fund's net asset value may decrease.

Unlisted Closed-End Fund; Limited Liquidity

     The Fund is a closed-end investment company designed primarily for long-term investors and is not intended to be a trading vehicle. The Fund does not intend to list its shares for trading on any national securities exchange. There is no secondary trading market for Fund shares, and there is no assurance that a secondary market will develop. The Fund's shares are therefore not readily marketable. Because the Fund is a closed-end investment company, shares of the Fund may not be redeemed on a daily basis, and they may not be exchanged for shares of any other fund. Although the Fund, as a fundamental policy, will make quarterly repurchase offers for 5% (or more, at the discretion of the Fund's board of directors) of its outstanding shares of common stock at net asset value, the Fund's shares are significantly less liquid than shares of funds that trade on a stock exchange. Also, because the common stock will not be listed on any securities exchange, the Fund is not required, and does not intend, to hold annual meetings of shareholders.

     You may not be able to sell all the shares that you wish to sell in a repurchase offer. In extreme cases, the Fund may not be able to complete repurchases due to its holding of illiquid investments. In that event, you may be able to sell your shares only if you are able to find an investor willing to purchase your shares. Any such sale may have to be negotiated at unfavorable prices.

Leverage; Borrowing

     The Fund is authorized to borrow money to fund the purchase of portfolio securities, to meet repurchase requests and for cash management purposes. The Fund may not borrow for the purpose of purchasing additional portfolio securities at any time that borrowings exceed 20% of its total assets. The Fund will seek to repay borrowings used to meet repurchase requests and for cash management purposes within one year of their incurrence. The use of borrowings for financial leverage involves a high degree of risk.

     To the extent that the Fund uses leverage, the value of its net assets will tend to increase or decrease at a greater rate than if no leverage were employed. If the Fund's investments decline in value, your loss will be magnified if the Fund has borrowed money to make its investments.

     If the Fund does not generate sufficient cash flow from operations, it may not be able to repay borrowings within one year of their incurrence, or it may be forced to sell investments at disadvantageous times in order to repay borrowings. The Fund's performance may be adversely affected if it is not able to repay borrowings (because of the continuing interest expense) or if it is forced to sell investments at disadvantageous times in order to repay borrowings.

     The Investment Company Act provides that the Fund may not declare dividends or distributions, or purchase its stock (including in repurchase offers) unless, immediately after doing so, it will have an "asset coverage" of at least 300%. This could prevent the Fund from completing its repurchase offers. For this purpose, an "asset coverage" of 300% means that the Fund's total assets equal 300% of the total outstanding principal balance of indebtedness. Lenders may require the Fund to agree to more restrictive asset coverage requirements as a condition to providing credit to the Fund, and may also limit the extent to which the Fund may hold illiquid securities, reducing the Fund's investment flexibility. If the Fund is unable to make distributions as a result of these requirements, it may no longer qualify as a regulated investment company and could be required to pay additional taxes. The Fund may also be forced to sell investments on unfavorable terms if market fluctuations or other factors reduce its asset level below what is required by the Investment Company Act or the Fund's loan agreements.

     Successful use of borrowing for financial leverage purposes (that is, to acquire portfolio securities) will depend on Orbitex's ability to predict correctly interest rates and market movements, and there is no assurance that a borrowing strategy will be successful during any period in which it is employed.

     The rights of any lenders to the Fund to receive payments of interest or repayments of principal will be senior to those of the holders of the Fund's shares, and the terms of any borrowings may contain provisions that limit certain activities of the Fund, including the payment of dividends (if any) to holders of shares under certain circumstances. Interest payments and fees incurred in connection with borrowings will increase the Fund's expense ratio and will reduce any income the Fund otherwise has available for the payment of dividends. The Fund's obligation to make interest or principal payments on borrowings may prevent the Fund from taking advantage of attractive investment opportunities.

Short Sales

     The Fund may sell securities short as part of its overall portfolio management strategy involving the use of derivative instruments and to offset potential declines in long positions in similar securities. A short sale is a transaction in which the Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

Repurchase Offers

     The Fund will offer to purchase only a small portion of its shares each quarter, and there is no guarantee that you will be able to sell all of your Fund shares that you desire to sell in any particular repurchase offer. If a repurchase offer is oversubscribed by shareholders, the Fund will repurchase only a pro rata portion of the shares tendered by each shareholder. The potential for pro-ration may cause some investors to tender more shares for repurchase than they wish to have repurchased.

     The Fund's repurchase policy will have the effect of decreasing the size of the Fund over time from what it otherwise would have been. It may therefore force the Fund to sell assets it would not otherwise sell. It may also reduce the investment opportunities available to the Fund and cause its expense ratio to increase. In addition, because of the limited market for the Fund's venture capital investments, the Fund may be forced to sell its publicly traded securities in order to meet cash requirements for repurchases. This may have the effect of substantially increasing the Fund's ratio of illiquid venture capital investments to liquid investments for the remaining investors.

Investments In Small Companies

     The Fund plans to invest primarily in the stock of small and medium-sized companies. These investments may present greater opportunity for growth, but there are specific risks associated with investments in small companies, which include:

     o poor corporate performance due to less experienced management, limited product lines, undeveloped markets and/or limited financial resources

     o less predictable returns due to shorter operating histories, less publicly available information and little or no research by the investment community

     o reduced or zero liquidity due to small market capitalizations and absence of exchange listings or dealers willing to make a market

     o increased share price volatility due to the fact that, in periods of investor uncertainty, investor sentiment may favor large, well-known companies over small, lesser-known companies

     o    reliance, in many cases, on one or two key individuals for management

Investments in Venture Capital Companies

     The Fund may invest a substantial portion of its assets in securities of venture capital companies, which present all the risks of investment in small companies described above plus certain additional risks. Venture capital companies represent highly speculative investments by the Fund. The risks associated with investing in companies in the "seed" or "expansion" stages of development are greater than those of companies in the "late" or "pre-IPO" stage (these terms are explained under "Investment Objective and Principal Strategies
- Investment in Life Sciences and Biotechnology Companies"), because the concepts generally are unproven, the companies have little or no track record, and the prospect of an initial public offering is highly contingent upon factors that often are not in the companies' control. For example, since venture capital companies do not file periodic reports with the Securities and Exchange Commission, there is less publicly available information about them than there is for other small companies, if there is any at all. The Fund must therefore rely solely on Orbitex to obtain adequate information to evaluate the potential returns from investing in these companies. In addition, venture capital companies tend to rely even more heavily on the abilities of their key personnel than more mature companies do. Competition for qualified personnel and high turnover of personnel are particularly prevalent in venture capital companies. The loss of one or a few key managers can substantially hinder or delay a venture capital company's implementation of its business plan. In addition, venture capital companies may not be able to attract and retain qualified managers and personnel.

     The Fund's ability to realize value from an investment in a venture capital company is to a large degree dependent upon the successful completion of the company's IPO or the sale of the venture capital company to another company, which may not occur for a period of several years after the date of the Fund's investment, if ever. There can be no assurance that any of the venture capital companies in which the Fund invests will complete public offerings or be sold, or, if such events occur, as to the timing and values of such offerings or sales. The Fund also may lose all or part of its entire investment if these companies fail or their product lines fail to achieve an adequate level of market recognition or acceptance. Conversely, there can be no assurance that the Fund will be able to identify a sufficient number of desirable venture capital investments.

     Some companies may depend upon managerial assistance or financing provided by their investors. The Fund does not intend to provide any such managerial assistance. However, the Fund may provide additional financing to the companies in which it invests, and at times may be contractually obligated to do so (that is, its investment agreement may require follow-on investments in certain circumstances) or may determine that it is necessary to do so to protect its economic interests. Therefore, the value of its investments may depend upon the quality of managerial assistance provided by other investors and their ability and willingness to provide financial support. In addition, if the Fund makes an equity investment in a venture capital company which has already received venture capital investments from other sources, the Fund's investment may be subordinate to such other investments.

     Depending on the specific facts and circumstances of a venture capital investment, there may not be a reasonable basis to revalue it for a substantial period of time after the Fund's investment. If a venture capital company does not complete an IPO or a sale to or merger with a public company, there may never be a public market benchmark for valuing the investment and it may be very difficult for the Fund to dispose of its investment, or it may be possible to dispose of the investment only at a substantial loss. The Fund's net asset value per share may change substantially in a short time as a result of developments at the companies in which the Fund invests. Changes in the Fund's net asset value may be more pronounced and more rapid than with other funds because of the Fund's emphasis on venture capital companies that are not publicly traded. The Fund's net asset value per share may change materially from day to day, including during the time between the date a repurchase offer is mailed and the due date for tendering shares, and during the period immediately after a repurchase is completed.

Investments in Venture Capital Funds

     Venture capital funds involve all the risks of investing in small companies and venture capital companies described in this prospectus, plus certain additional risks. In particular, the Fund must rely upon the judgment of the general partner or other manager of a venture capital fund in selecting the companies in which the venture capital fund invests and in deciding when to sell its investments. A venture capital fund may employ a high degree of leverage, which can magnify any losses incurred by its investors, including the Fund. A venture capital fund also will require its investors, including the Fund, to pay management fees and/or performance fees or allocations to its general partner or manager, which can reduce the return to investors, including the Fund and its shareholders. These fees are in addition to the management fee paid by the Fund. A venture capital fund also may incur certain costs associated with the evaluation of venture capital investments, including fees of outside legal counsel, which may reduce the Fund's return. Investments in venture capital funds may be highly illiquid. The Fund may not be able to dispose of a venture capital fund holding when it wishes to, or may be able to do so only at a substantial loss.

Concentration; Non-Diversified Status

     The assets of the Fund will consist almost entirely of companies within or related to various sectors of the life sciences and biotechnology industries. Since the Fund's portfolio will be concentrated in securities of a small number of companies or in securities of companies in a small number of industries, the risk of any investment decision is increased. Orbitex will seek to reduce the company-specific risk, as opposed to sector-specific risk, of the Fund's portfolio by investing in more than one company in a particular sector, but this may not always be practicable.

     The Fund is classified as a "non-diversified" management investment company under the Investment Company Act. This means that the Fund may invest a greater portion of its assets in a limited number of issuers than would be the case if the Fund were classified as a "diversified" management investment company. Accordingly, the Fund may be subject to greater risk with respect to its portfolio securities than a "diversified" fund because changes in the financial condition or market assessment of a single issuer may cause greater fluctuation in the net asset value of the Fund's shares.

Restricted and Illiquid Securities

     The Fund intends to invest a substantial portion of its assets on an ongoing basis in restricted securities and other investments which are illiquid. Restricted securities are securities that may not be resold to the public without an effective registration statement under the Securities Act of 1933 or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration.

     Restricted and other illiquid investments involve the risk that the securities can not be sold at the time desired by the Fund or at prices approximating the value the Fund has determined. Difficulty in selling illiquid investments could impair the Fund's ability to meet repurchase requests or to pay its fees and expenses (including the management fee).

Investments in Lower-Rated Securities

     The Fund's investments in non-investment grade debt securities are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Non-investment grade securities in the lowest rating categories may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade securities to make principal and interest payments than is the case for higher grade securities. In addition, the market for lower grade securities may be thinner and less liquid than for higher grade securities.

Investments in Foreign Securities

     The Fund plans to invest in the securities of foreign life sciences and biotechnology companies. Investments in foreign securities face specific risks, which include:

     o    unfavorable changes in currency rates and exchange control regulations

     o restrictions on, and costs associated with, the exchange of currencies and the repatriation of capital invested abroad

     o    reduced availability of information regarding foreign companies

     o foreign companies may be subject to different accounting, auditing and financial standards and to less stringent reporting standards and requirements

     o reduced liquidity as a result of inadequate trading volume and government-imposed trading restrictions

     o    the difficulty in obtaining or enforcing a judgment abroad

     o    increased   market  risk  due  to  regional   economic  and  political
          instability

     o    increased brokerage commissions and custody fees

     o securities markets which are subject to a lesser degree of supervision and regulation by competent authorities

     o    foreign withholding taxes

     o    the threat of nationalization and expropriation

     o an increased potential for corrupt business practices in certain foreign countries

Use of Derivatives for Hedging Purposes

     The Fund may use derivative instruments to hedge portfolio risk and for cash management purposes. Investing in derivative investments involves numerous risks. For example:

     o the underlying investment or security might not perform in the manner that Orbitex expects it to perform, which could make the effort to hedge unsuccessful

     o the company issuing the instrument may be unable to pay the amount due on the maturity of the instrument

     o certain derivative investments held by the Fund may trade only in the over-the-counter markets or not at all, and can be illiquid

     o derivatives may change rapidly in value because of their inherent leverage

     All of this can mean that the Fund's net asset value may change more often and to a greater degree than it otherwise would. The Fund has no obligation to enter into any hedging transactions.

Lending of Securities

     The Fund may lend securities from its portfolio to brokers, dealers, and other financial institutions needing to borrow securities to complete certain transactions. Although the Fund will receive collateral in connection with all loans of portfolio securities, and such collateral will be marked to market, the Fund will be exposed to the risk of loss should a borrower default on its obligation to return the borrowed securities. For example, loaned securities may have appreciated beyond the value of the collateral held by the Fund at the time of a default. In addition, the Fund will bear the risk of loss on any collateral that it chooses to invest. Loans of portfolio securities may not exceed one-third of the value of the Fund's total assets.

                                 USE OF PROCEEDS

     The Fund will invest the net proceeds of the offering in accordance with the Fund's investment objective and policies and principal strategies as soon as practicable after the closing of the offering. Market conditions permitting, Orbitex expects the Fund will be fully invested within one year. Pending the full investment of the proceeds of the offering in securities of life sciences and biotechnology companies, the proceeds of the offering will be invested in short-term, high quality debt securities.

                  INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

Investment Objective

     The Fund seeks to provide long-term growth of capital through selective investment in the securities of life sciences and biotechnology companies of all sizes that offer potential for growth.

Investment in Life Sciences and Biotechnology Companies

     The Fund will invest primarily in the securities of companies, both U.S. and foreign, primarily engaged in life sciences, pharmaceuticals, medical research and biotechnology research, development and implementation, and other areas related to the life sciences and biotechnology industries. Under normal circumstances, the Fund will invest at least 65% of its total assets in equity securities issued by life sciences companies and biotechnology companies. As a matter of fundamental policy, the Fund will concentrate (invest at least 25% of its total assets) in securities issued by companies in the life sciences and biotechnology industries. The Fund will invest primarily in U.S. common stocks, but also may invest in other types of equity securities and debt securities. The Fund may invest up to 35% of its total assets in debt securities rated below investment grade or unrated securities of equivalent quality (commonly referred to as "junk bonds"). The Fund may invest in companies of any size, but generally expects to invest a majority of its assets in small and medium-sized companies. The Fund may invest a significant portion of its total assets in equity securities of privately owned life sciences and biotechnology companies that plan to conduct an initial public offering or IPO. These are referred to as venture capital companies. There will be no public market for the shares of a venture capital company at the time of the Fund's investment, and there can be no assurance that a planned IPO will ever be completed. The Fund also may invest in private venture capital funds that specialize in investing in life sciences and biotechnology companies

     The Fund will invest in companies that Orbitex expects to capitalize on emerging changes in the life sciences and biotechnology industries.

     The Fund defines a "life sciences company" as an entity that is principally engaged in:

     o the design, manufacture or sale of products or services used for or in connection with medicine

     o research and development of pharmaceutical products, gene mapping and medical services

     o design, manufacture, or sale of life science-related products and services

     The Fund defines a "biotechnology company" as an entity that is principally engaged in:

     o research, development, manufacture or distribution of products and services relating to human health care, pharmaceuticals, agricultural and veterinary applications, and the environment

     o manufacturing and/or distributing biotechnological and biomedical products, including devices, instruments and/or drug delivery systems

     The Fund also defines a "life sciences or biotechnology company" as an entity that is principally engaged in providing materials, products or services to a life sciences or biotechnology company. The Fund considers a company to be "principally engaged" in one of the above activities if at least 50% of its revenues or profits were derived from, or at least 50% of its assets were in, those activities during the company's most recent fiscal year.

     The Fund expects to invest a substantial portion of its assets in venture capital companies that it determines to be in the "late-stage" (also referred to as "mezzanine") or "pre-IPO" stage of development, although from time to time the Fund may invest in companies that are in the early ("seed") or expansion stage of development. These terms are explained below. After the proceeds from the offering are invested, the Fund expects to continue to invest a substantial portion of its assets in venture capital companies. It is possible, however, that the Fund will invest only a small portion of its assets, or none at all, in venture capital companies, as a result of market conditions, available opportunities and other factors.

     Seed financing is typically a relatively small amount of capital used to test a concept so that start-up capital can be obtained; the term also may extend to companies completing product development and initial marketing. Typically, a company at the seed financing stage has not yet sold its product commercially. Expansion financing is sought by companies that have expended their initial capital (often in developing and market-testing a prototype) and that require funds to initiate full-scale manufacturing and sales. Expansion capital may also provide working capital for the initial expansion of a company that is manufacturing and shipping its product, but that does not yet show a profit. The Fund will participate in seed and/or expansion financing for a company only if it has an established management team with proven track record of building a business and, in Orbitex's judgment, an innovative product idea with a sustainable competitive advantage. The Fund expects that companies in the early and expansion stages will not conduct an IPO for up to five years, and possibly substantially longer, from the time of initial investment.

     The Fund considers a venture capital company to be in the late stage if it has a developed infrastructure and has commenced earning revenues. The Fund expects that late-stage companies will undertake an IPO within a period of one to three years. A pre-IPO company is somewhat more developed than a late-stage company. The Fund generally would expect to acquire equity securities of pre-IPO companies in private placements within a year prior to their planned IPOs. The Fund will seek late-stage and pre-IPO companies that offer reasonable valuations, especially relative to public companies. Late-stage and pre-IPO companies typically will have small capitalizations and limited or no liquidity; even after an IPO, liquidity may be limited and the Fund generally will be subject to contractual limitations on its ability to sell shares.

     All venture capital investments involve substantial risks. The risks associated with investing in companies in the seed or expansion stages of development are greater than those of companies in the late or pre-IPO stage, because the concepts generally are unproven, the companies have little or no track record, and the prospect of an IPO is highly contingent upon factors that are often not in the companies' control. See "Risk Factors--Investments in Venture Capital Companies."

     Of the Fund's venture capital investments, up to 10% of the Fund's total assets may be invested in securities of investment funds that invest primarily in venture capital companies. These investments may involve relatively high fees, including incentive fees (the Fund will be indirectly paying fees to the manager of such investment funds and their other service providers and to Orbitex and the Fund's other service providers on the same assets), and a high degree of risk. See "Risk Factors--Venture Capital Funds."

     The Fund also will invest in small and medium-sized public companies. The common stock of these companies may trade over-the-counter, on the Nasdaq SmallCap Market, the Nasdaq National Market, the New York Stock Exchange, the American Stock Exchange or on other markets. Many of these companies may have only recently become public companies, and may have a relatively small proportion of their outstanding common stock publicly traded.

Borrowing; Use of Leverage

     The Fund is authorized to borrow money to fund the purchase of portfolio securities to meet repurchase requests and for cash management purposes. The use of borrowings involves a high degree of risk. See "Risk Factors--Leverage; Borrowing." The Fund generally intends to borrow money only in limited circumstances when attractive investment opportunities are available that would further the Fund's investment objective and sufficient liquid resources are not otherwise available, or where Orbitex believes it would not be prudent to sell existing portfolio holdings. The Fund will not, in any event, borrow money until the proceeds of the offering are substantially invested in furtherance of the Fund's investment objective. The Fund will seek to repay borrowings used to meet repurchase requests and for cash management purposes within one year of their incurrence. The Fund may not borrow money to pay Fund expenses.

     The Fund will not be permitted to borrow for the purpose of purchasing additional portfolio securities at any time that borrowings exceed 20% of its total assets. In addition, the Investment Company Act prohibits the Fund from borrowing for any purpose if, immediately after such borrowing, it will have an "asset coverage" of less than 300%. The Investment Company Act also provides that the Fund may not declare dividends or distributions, or purchase its stock (including in repurchase offers) if, immediately after doing so, it will have an "asset coverage" of less than 300%. For this purpose, an "asset coverage" of 300% means that the Fund's total assets equal 300% of the total outstanding principal balance of indebtedness. Lenders may require the Fund to agree to more restrictive asset coverage requirements as a condition to providing credit to the Fund, and may also limit the extent to which the Fund may hold illiquid securities, reducing the Fund's investment flexibility. If the Fund is unable to make distributions as a result of these requirements, it may no longer qualify as a regulated investment company and could be required to pay additional taxes. The Fund may also be forced to sell investments on unfavorable terms if market fluctuations or other factors reduce the asset level below what is required by the Investment Company Act or the Fund's loan agreements.

     The Fund's willingness to borrow money, and the amount it will borrow, will depend on many factors, the most important of which are investment outlook, market conditions and interest rates. Successful use of borrowing for financial leverage purposes (that is, to acquire portfolio securities) will depend on Orbitex's ability to predict correctly interest rates and market movements, and there is no assurance that a borrowing strategy will be successful during any period in which it is employed.

Hedging

     The Fund may seek to hedge portfolio risk through the use of financial instruments known as derivatives. A derivative is generally defined as an instrument whose value is derived from, or based upon, some underlying index, reference rate (such as interest rates or currency exchange rates), security, commodity or other asset. The Fund will use a specific type of derivative only after consideration of, among other things, how the derivative instrument serves the Fund's investment objective and the risk associated with the instrument. The Fund may use derivatives only for the purposes of hedging portfolio risk and cash management.

     The Fund may buy or sell put or call options on transferable securities or indices of securities to hedge against adverse movements in the prices of securities held in the Fund's portfolio. The Fund's options strategies may include the purchase of puts and the simultaneous writing of calls having different strike prices to place a "collar" on a portion of the Fund's asset value (this strategy, which involves the sale of call options to help reduce the price of the put options, is viewed as a hedge even though the writing of a call without the purchase of a put would not be considered hedging). The Fund may buy or sell these options if they are traded on options exchanges or over-the-counter markets. However, the Fund will only enter into transactions with broker-dealers that are reputable financial institutions which (i) specialize in these types of transactions, (ii) make markets in these options, or (iii) are participants in over-the-counter markets. A put option gives the purchaser of the option the right to sell, and obligates the writer of the put option to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer of the call option to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option.

     Orbitex will consider changes in foreign currency exchange rates in making investment decisions about non-U.S. securities. As one way of managing exchange rate risk, the Fund may enter into forward currency exchange contracts
(agreements to purchase or to sell U.S. dollars or non-U.S. currencies at a future date). A forward contract may help reduce the Fund's losses on securities denominated in a currency other than U.S. dollars, but it may also reduce the potential gain on the securities depending on changes in the currency's value relative to the U.S. dollar. See "Additional Investment Policies--Other Operating Policies--Foreign Currency Transactions" in the SAI.

Short Sales

     The Fund may engage in short sales of securities. To effect a short sale, the Fund will borrow a security from a brokerage firm, or other permissible financial intermediary, to make delivery to the buyer. The Fund then is obligated to replace the borrowed security by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund, which would result in a loss or gain, respectively. The Fund may not always be able to borrow a security it wants to sell short and thus will lose the opportunity to benefit from its strategy. The Fund also may be unable to close out a short position at any particular time or at an unacceptable price. If the Fund is required to replace the borrowed security at a time when other short sellers of the same security also are required to replace it, a "short squeeze" can occur, wherein the Fund might be compelled, at a disadvantageous time, to replace the borrowed security, possibly at prices significantly in excess of the proceeds received from the short sale. Although the Fund's gain on a short sale is limited to the amount at which it sold the security short, its potential loss can increase rapidly and is limited only by the maximum attainable price of the security less the price at which the security was sold. Short selling is a speculative investment technique and, in certain circumstances, can substantially increase the impact of adverse price movements on the Fund's portfolio. The Fund's short sales transactions will not be limited by the Fund's borrowing policy described above.

Non-Diversified Status

     As a non-diversified investment company, the Fund faces few regulatory restrictions on the proportion of its total assets it may invest in the securities of any one company, or on the proportion of its total assets it allocates to control interests in companies. However, the Fund does not intend to invest more than 25% of its total assets in the securities of any one company. The Fund may own a controlling interest in one or more companies, and it (or it and other funds managed by Orbitex) may own up to 100% of certain companies. However, the Fund does not intend to invest more than 25% of its total assets in controlling interests of companies. Market fluctuations could cause these limits to be exceeded.

Investment Decisions Based Upon Extensive Research

     The Fund will use a bottom-up stock selection approach that blends value and growth criteria, as well as identifies investment and economic themes that can drive profits. This means that Orbitex will extensively research specific companies in the life sciences and biotechnology industries to find those companies that Orbitex believes offer the greatest prospects for future growth. In selecting individual securities, Orbitex will look for companies that it believes display or are expected to display:

     o    robust growth prospects

     o    revenue-producing life sciences or biotechnological innovations

     o    high profit margins or return on capital

     o    attractive valuations relative to expected earnings or cash flow

     o    strong current or future cash flow

     o    large installed base or distribution franchise

     o    quality management

     o    favorable new product cycles

     o    unique competitive advantages, including intellectual property

Circumstances in which the Fund Will Sell a Security

     The Fund may sell those holdings that it has identified as having exceeded the fair market value and may sell the securities of a company that has experienced a fundamental shift in its core business processes and objectives. The Fund also may sell the securities of a company when the industry in which the company operates has undergone a shift in focus or industry dynamics.

     The Fund also may be forced to sell securities to meet its quarterly share repurchase obligation. As a result, the annual portfolio turnover of the Fund may exceed 100%. A high portfolio turnover rate will increase the Fund's expenses. On the other hand, the Fund may invest a significant portion of its assets in venture capital securities having very little liquidity. The Fund may be forced to retain such assets even in circumstances where the Fund's investment policies indicate the assets should be sold. Alternatively, it may have to sell such securities at disadvantageous prices in order to raise cash. See "Risk Factors--Restricted and Illiquid Securities."

Defensive Measures

     The Fund may, from time to time, take temporary defensive positions in cash or short-term debt securities that are inconsistent with its principal strategies in an attempt to moderate extreme volatility caused by adverse market, economic, or other conditions. This could prevent the Fund from achieving its investment objective.

                             MANAGEMENT OF THE FUND

     The board of directors provides broad supervision over the affairs of the Fund.


     Orbitex Management, Inc., 410 Park Avenue, New York, New York 10022, is the manager of the Fund. Subject to the authority of the Fund's board of directors, Orbitex is responsible for the Fund's investments and administers the Fund's business and other affairs. Orbitex was established in 1995 and employs a staff of eight investment management professionals with an average experience of ten years in the investment management business. Orbitex is an affiliate of Orbitex Management Ltd., an investment adviser that provides investment services to individuals and institutions, including Canadian unit trusts. As of August 31, 2000, Orbitex managed approximately $1.024 billion in 11 mutual fund portfolios and for institutional and other accounts.


Management Fee

     The Fund will pay a fee to Orbitex for its management services at an annual rate of 1.75% of the Fund's average daily net assets. The fee is calculated daily and payable monthly. This management fee is higher than the advisory fees paid by most U.S. investment companies.

Portfolio Management

     The Fund will be managed by Timothy F. Bepler, CFA. Mr. Bepler joined Orbitex in 1999 as a Vice President and portfolio manager. He brought with him eight years of investment analysis experience in the healthcare industry. Formerly, he was a Vice President at Merrill Lynch Asset Management from 1996 to 1999 where he was a healthcare analyst for a Growth and Income fund. Prior to joining Merrill Lynch, he was the sole healthcare analyst for a division of Credit Suisse from 1995 to 1996 and was a senior analyst at Value Line, Inc. from 1989-1995.

Expenses of the Fund

     The Fund pays a management fee to Orbitex plus all its expenses other than those assumed by Orbitex. The expenses of the Fund include the shareholder servicing fee, brokerage commissions, interest on any borrowings by the Fund, fees and expenses of outside legal counsel (including fees and expenses associated with review of documentation for prospective venture capital investments by the Fund) and independent auditors, taxes and governmental fees, custody, expenses of printing and distributing prospectuses, reports, notices (including notices relating to the quarterly repurchase offers) and proxy materials, expenses of printing and filing reports and other documents with government agencies, expenses of shareholders' meetings, expenses of corporate data processing and related services, shareholder record keeping and shareholder account services, fees and disbursements, fees and expenses of directors of the Fund not employed by Orbitex or its affiliates, insurance premiums and extraordinary expenses such as litigation expenses.

     The Fund's offering expenses are estimated at $95,775 and will be paid from the proceeds of the offering. Organizational expenses of approximately $50,000 will be paid by Orbitex.


Transfer Agent and Dividend Disbursing Agent


     American Data Services, Inc. ("ADS"), The Hauppauge Corporate Center, 150 Motor Parkway, Hauppauge, New York 11788, an affiliate of Orbitex, is the Fund's transfer agent and dividend disbursing agent. ADS also is the Fund's shareholder service agent, providing shareholder account services to the Fund.


                                REPURCHASE OFFERS

     The Fund expects that a substantial portion of its investments will be illiquid and does not intend to maintain a significant cash position. For this reason, the Fund is structured as a closed-end fund, which means that you will not have the right to redeem your shares on a daily basis. In addition, the Fund does not expect any trading market to develop for its shares. As a result, if you invest in the Fund you will have limited opportunity to sell your shares.


     To provide you with a degree of liquidity, and the ability to receive net asset value on a disposition of your shares, the Fund will make quarterly offers to repurchase its shares. The repurchase offers will be limited to a specified percentage of the Fund's outstanding shares. Shares will be repurchased at their net asset value; the Fund will not charge a repurchase fee. The Fund intends to commence the first quarterly repurchase offer in March 2001. The quarterly offers will be made pursuant to a fundamental policy of the Fund that may be changed only with the approval of the Fund's shareholders.


The Fund Will Offer to Repurchase 5% of its Outstanding Shares Each Quarter

     Each quarter, the Fund will offer to repurchase 5% of the number of shares outstanding on the date repurchase requests are due. The Fund's board of directors may establish a larger percentage for any quarterly repurchase offer. However, the percentage will not be more than 25% of the shares outstanding on the date repurchase requests are due.


     The Fund intends to commence the first quarterly  repurchase offer in March
2001.   Thereafter,   quarterly  repurchase  offers  will  commence  each  June,
September, December and March and will be completed in the following month.


     When a repurchase offer commences, the Fund will send a notification of the offer to shareholders via their financial intermediaries. The notification will specify, among other things:

     o the percentage of shares that the Fund is offering to repurchase, which will ordinarily be 5%

     o the date on which a shareholder's repurchase request is due, which will ordinarily be the second Friday of the following month

     o the date that will be used to determine the Fund's net asset value applicable to the share repurchase, which is generally expected to be the day on which requests are due

     o the date by which shareholders will receive the proceeds from their share sales

     o the net asset value of the common stock of the Fund no more than seven days prior to the date of the notification

     The Fund intends to send this notification approximately 30 days before the due date for the repurchase request. In no event will the notification be sent less than 21 or more than 42 days in advance. Your shares of the Fund must be held through a selected broker or dealer. Certificated shares will not be available, and you will not be able to receive repurchase offers directly from the Fund. Your selected broker or dealer may require additional time to mail the repurchase offer to you, to process your request, and to credit your account with the proceeds of any repurchased shares.

     The due date for repurchase requests is a deadline that will be strictly observed. If your intermediary fails to submit your repurchase request in good order by the due date, you will be unable to liquidate your shares until a subsequent quarter, and you will have to resubmit your request in that quarter. You should be sure to advise your intermediary of your intentions in a timely manner. You may withdraw or change your repurchase request at any point before the due date.

The Fund's Fundamental Policies with Respect to Share Repurchases

     The Fund has adopted the following fundamental policies in relation to its share repurchases which may be changed only by a majority vote of the outstanding voting securities of the Fund:

     o as stated above, the Fund will make share repurchase offers every three months, pursuant to Rule 23c-3 under the Investment Company Act, as it may be amended from time to time, commencing March 2001.

     o    5% of the  Fund's  outstanding  common  stock  will be  subject to the
          repurchase  offer,  unless  the  board  of  directors   establishes  a
          different percentage, which must be between 5% and 25%

     o the repurchase request due dates will be the second Friday of each January, April, July and October (or the preceding business day if that day is a New York Stock Exchange holiday)

     o there will be a maximum 14 day period between the due date for each repurchase request and the date on which the Fund's net asset value for that repurchase is determined

Pro Rata Purchases of Shares in the Event of an Oversubscribed Repurchase Offer

     There is no minimum number of shares that must be tendered before the Fund will honor repurchase requests. However, the percentage determined by the board of directors for each repurchase offer will set a maximum number of shares that may be purchased by the Fund. In the event a repurchase offer by the Fund is oversubscribed, the Fund may, but is not required to, repurchase additional shares, but only up to a maximum amount of two percent of the outstanding shares of the Fund. If the Fund determines not to repurchase additional shares beyond the repurchase offer amount, or if shareholders tender an amount of shares greater than that which the Fund is entitled to purchase, the Fund will repurchase the shares tendered on a pro rata basis.

     If pro-ration is necessary, the Fund will send a notice of pro-ration to selected brokers and dealers on the business day following the due date. The number of shares each investor asked to have repurchased will be reduced by the same percentage. If any shares that you wish to have repurchased by the Fund are not repurchased because of pro-ration, you will have to wait until the next repurchase offer, and your repurchase request will not be given any priority over other investors' requests at this later date. Thus, there is a risk that the Fund may not purchase all of the shares you wish to sell in a given quarter or in any subsequent quarter. In anticipation of the possibility of pro-ration, some shareholders may tender more shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood of pro-ration. There is no assurance that you will be able to sell as many of your shares as you desire to sell.

     The  Fund  may   suspend  or  postpone  a   repurchase   offer  in  limited
circumstances, but only with the approval of a majority of the board of directors, including a majority of independent directors.

Determination of Repurchase Price

     The repurchase price payable in respect of a repurchased share will be equal to the share's net asset value on the date specified in the notice. The Fund's net asset value per share may change substantially in a short time as a result of developments at the companies in which the Fund invests. Changes in the Fund's net asset value may be more pronounced and more rapid than with other funds because of the Fund's emphasis on small companies and venture capital companies that are not publicly traded. The Fund's net asset value per share may change materially between the date a repurchase offer is mailed and the due date, and it also may change materially shortly after a repurchase is completed. The method by which the Fund calculates net asset value is discussed under the caption "Calculation of Net Asset Value."

Payment

     The Fund expects to repurchase shares on the next business day after the net asset value determination date. Proceeds will be distributed to intermediaries as specified in the repurchase offer notification, usually on the third business day after repurchase. In any event, the Fund will pay repurchase proceeds no later than seven days after the net asset value determination date.

Impact of Repurchase Policies on the Liquidity of the Fund

     From the time the Fund distributes each repurchase offer notification until the net asset value determination date, the Fund must maintain liquid assets at least equal to the percentage of its shares subject to the repurchase offer. For this purpose, liquid assets means assets that may be disposed of in the ordinary course of business at approximately the price at which they are valued or which mature by the repurchase payment date. The Fund also is permitted to borrow money to meet repurchase requests. Borrowing by the Fund involves certain risks for shareholders. See "Risk Factors--Borrowing."

Consequences of Repurchase Offers

     The Fund believes that repurchase offers generally will be beneficial to the Fund's shareholders, and generally will be funded from available cash or sales of portfolio securities. However, if the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their shares into a repurchase offer by increasing the Fund's expenses and reducing any net investment income. To the extent the Fund finances repurchase proceeds by selling Fund investments, the Fund will hold a larger proportion of its total assets in highly illiquid securities. Also, the sale of securities to fund repurchases could reduce the market price of those securities, which in turn would reduce the Fund's net asset value.

     Repurchase offers provide shareholders with the opportunity to dispose of shares at net asset value. There is no assurance that any secondary market for the Fund's shares will develop, and in the event that a secondary market does develop, it is possible that shares would trade in that market at a discount to net asset value. The existence of periodic repurchase offers at net asset value may not alleviate such discount.

     Repurchase of the Fund's shares will tend to reduce the number of outstanding shares and, depending upon the Fund's investment performance, its net assets. A reduction in the Fund's net assets will tend to increase the Fund's expense ratio.

     In addition, the repurchase of shares by the Fund will be a taxable event to shareholders. For a discussion of these tax consequences, see "Taxes."

                         CALCULATION OF NET ASSET VALUE

     The Fund will compute its net asset value on each business day as of the close of regular business of the New York Stock Exchange, which is generally 4:00 p.m. New York time. Securities owned by the Fund will be valued at current market prices. If reliable market prices are unavailable (e.g., in the case of the Fund's venture capital investments), securities will be valued at fair value as determined in good faith in accordance with procedures approved by the Fund's board of directors. Venture capital investments will be valued at fair value, which will be cost unless Orbitex determines, pursuant to the Fund's valuation procedures, that such a valuation is no longer fair or appropriate. In such situations, the Fund's investment will be revalued in a manner that Orbitex, following procedures approved by the board of directors, determines best reflects its fair value. When the Fund holds securities of a class that has been sold to the public, fair valuation would often be market value less a discount to reflect contractual or legal restrictions limiting resale. Fair value represents a good faith approximation of the value of an asset and will be used where there is no public market or possibly no market at all for a company's securities. The fair values of one or more assets may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund's net asset value. As a result, the Fund's issuance or repurchase of its shares at net asset value at a time when it owns securities that are valued at fair value may have the effect of diluting or increasing the economic interest of existing shareholders.

     Orbitex and the board of directors will consider numerous factors in establishing a fair value for venture capital investments. Factors that relate to the securities of a venture capital company will include the cost of the security; the last available quoted price or traded price, if any, for the security; fundamental analytical data relating to transactions in comparable securities; relationships among various securities and industry-specific indices and evaluation of the forces which influence the market in which the security is purchased and sold; the size of the Fund's position and the liquidity of the market for the security; recent purchases and sales (including new issuances) of the company's securities; pricing by dealers in similar securities; reported prices and the extent of public trading in similar financial instruments of the issuer or comparable securities; pending public offerings by the company; and contractual and regulatory restrictions on the Fund's disposition of the security. Factors that relate to a venture capital company itself will include its financial position and results of operations, including their variance from projections; the company's business and financial plan; its ability to obtain needed financing; changes in economic conditions affecting the company; pending reorganization activity; changes in management; changes in contracts with major customers and distributors; and changes in technology affecting the company's products and services. Certain developments, such as changes in senior management of a company or its capital structure, or removal of legal or contractual restrictions on sale, will cause Orbitex to review the valuation of a company's securities immediately. In addition, a combination of developments that are individually less significant also may cause a review of valuation.

     Expenses of the Fund, including Orbitex's management fee and the costs of any borrowings, are accrued daily and taken into account for the purpose of determining net asset value.

     The net asset value per share is computed by dividing (i) the net asset value of the Fund by (ii) the number of shares then outstanding. The net asset value per share will be rounded up or down to the nearest cent. You may obtain the Fund's daily net asset value per share by calling 1-888-ORBITEX or by visiting Orbitex's Internet website (http://www.orbitexusa.com). A listing of the securities in the Fund's portfolio also will be posted monthly on Orbitex's website. The Fund also intends to make its net asset value per share available for publication weekly.

                                  CAPITAL STOCK

     The Fund is authorized to issue 100 million shares of capital stock, all of one class called common stock, $0.01 par value. The board of directors is authorized to classify and reclassify any unissued shares of capital stock from time to time by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares. The board of directors is also authorized to increase or decrease the number of shares the Fund is authorized to issue.

     The common stock is entitled to one vote per share at all meetings of shareholders. The Fund does not intend to hold annual meetings of shareholders. Common shareholders do not have preemptive, subscription or conversion rights, and are not liable for further calls or assessments. Common shareholders are entitled to receive dividends only if and to the extent declared by the board of directors and only after the board has made provision for working capital and reserves as it in its sole discretion deems advisable. Common stock is not available in certificated form, and shares must be held through a selected broker or dealer.

     In general, any action requiring a vote of the holders of the common stock of the Fund will be effective if taken or authorized by the affirmative vote of a majority of the aggregate number of the votes entitled to vote thereon. Any change in the Fund's fundamental policies may also be authorized by the vote of 67% of the votes present at a shareholders' meeting if the holders of a majority of the aggregate number of votes entitled to vote are present or represented by proxy. The Fund's charter requires the affirmative vote of 67% of the aggregate number of votes entitled to be cast to authorize any of the following actions unless such action has been approved by a two-thirds vote of the entire board of directors: (i) a merger or consolidation of the Fund; (ii) certain sales of all or substantially all of the Fund's assets; (iii) the liquidation or dissolution of the Fund; (iv) the conversion of the Fund into an open-end fund; (v) an increase in the maximum number of directors specified in the charter; (vi) the removal of a director; or (vii) an amendment of the charter to reduce the two-thirds vote required to authorize the actions listed in this sentence. In addition, the Fund's bylaws provide, among other things, that: nominations for directors and other stockholder proposals must be made within specified time frames in advance of an annual or special meeting of stockholders and must be accompanied by specified information; special meetings of stockholders may be called at the written request of stockholders holding not less than 50% of the votes entitled to be cast at such a meeting; and only the board of directors may amend the bylaws. Some of the foregoing could have the effect of delaying, deferring or preventing changes in control of the Fund.

     In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, after payment of all of the liabilities of the Fund, the common shareholders are entitled to share ratably in all the remaining assets of the Fund.

                               DISTRIBUTION POLICY

     Dividends will be paid annually on the common stock in amounts representing substantially all of the net investment income, if any, earned each year. Payments on the common stock will vary in amount, depending on investment income received and expenses of operation. It is likely that many of the companies in which the Fund invests will not pay any dividends, and this, together with the Fund's expenses, means that the Fund is unlikely to have income or pay dividends. The Fund is not a suitable investment if you require regular dividend income.

     Substantially all of any taxable net capital gain realized on investments will be paid to common shareholders at least annually.

     In addition, depending upon the performance of the Fund's investments, the related growth of the Fund's net assets, and the availability of attractive investment opportunities, the Fund may from time to time make a distribution that constitutes a return of capital for federal income tax purposes. See "Taxes."

     The net asset value of each share that you own will be reduced by the amount of the distributions or dividends that you receive from that share.

Automatic Reinvestment Plan

     The automatic reinvestment plan is available for any holder of the Fund's common stock who wishes to purchase additional shares using dividends and/or capital gain distributions paid by the Fund. You may elect to:

     o    reinvest 100% of both dividends and capital gain distributions;

     o    receive dividends in cash and reinvest capital gain distributions; or

     o    receive both dividends and capital gain distributions in cash.

     Your dividends and capital gain distributions will be reinvested automatically if you do not instruct your broker or dealer otherwise. The Fund may limit the extent to which any distributions that are returns of capital may be reinvested in the Fund.

     Shares will be issued to you at their net asset value on the ex-dividend date; there is no sales charge or other charge for reinvestment. You are free to change your election at any time by contacting your broker or dealer, who will inform the Fund. Your request must be received by the Fund before the record date to be effective for that dividend or capital gain distribution.

     The Fund reserves the right to suspend the automatic reinvestment plan at any time and require shareholders to receive all distributions in cash. The Fund also may limit the maximum amount that may be reinvested, either as a dollar amount or as a percentage of distributions. The Fund currently does not expect to suspend or limit the reinvestment plan, but it may determine to do so if the amount being reinvested by shareholders exceeds the available investment opportunities that Orbitex considers suitable for the Fund.

     For additional information about the Fund's automatic reinvestment plan, you may call 1-888-ORBITEX or contact ADS, The Hauppauge Corporate Center, 150 Motor Parkway, Hauppauge, New York 11788.

Distributions in-Kind

     The Fund reserves the right to make any distributions in-kind (that is, to distribute securities from its portfolio instead of cash). However, the Fund currently does not intend to make any in-kind distributions, and only securities that are freely transferable will be distributed in-kind.

                                      TAXES

     The Fund intends to qualify and elect to be treated as a regulated investment company under the Internal Revenue Code. As a regulated investment company, the Fund will generally be exempt from federal income taxes on net investment income and capital gain distributed to shareholders, as long as at least 90% of the Fund's investment income and net short-term capital gains are distributed to shareholders each year.

     Dividends from net investment income and distributions from net short-term capital gain are taxable as ordinary income and, to the extent attributable to dividends received by the Fund from U.S. corporations, may be eligible for a 70% dividends-received deduction for shareholders that are corporations. Distributions from net capital gain are taxable as long-term capital gain, regardless of how long shares in the Fund have been held by the shareholder, and are not eligible for the dividends-received deduction. The tax treatment of dividends and capital gain distributions is the same whether you take them in cash or reinvest them to buy additional Fund shares.

     When you sell Fund shares or have shares repurchased by the Fund, any gain or loss you realize will generally be treated as a long-term capital gain or loss if you held your shares for more than one year, or as a short-term capital gain or loss if you held your shares for one year or less. However, if you sell Fund shares on which a long-term capital gain distribution has been received and you held the shares for six months or less, any loss you realize will be treated as a long-term capital loss to the extent that it offsets the long-term capital gain distribution.

     The Fund does not intend to operate so as to be permitted to "pass-through" to its shareholders credit for foreign taxes, if any, payable by the Fund.

     Each January, you will be sent information on the tax status of any distribution made during the previous calendar year. Because each shareholder's situation is unique, you should always consult your tax adviser concerning the effect income taxes may have on your individual investment.

                                  DISTRIBUTION


     Funds Distributor, Inc., 60 State Street, Boston, Massachusetts 02109, and Orbitex Funds Distributor, Inc., 410 Park Avenue, New York, New York 10022, are the co-distributors of the Fund's shares. Funds Distributor, Inc. has entered into selected dealer agreements with various dealers (the "Selected Dealers") that have agreed to use their best efforts to sell the Fund's shares. The Selected Dealers are required to pay for only the securities they sell to the public and have no obligation to sell any specific number of Fund shares.

     The Selected Dealers will solicit subscriptions for Fund shares from the date hereof until November 3, 2000 (the "Subscription Period"), unless accelerated or extended by the Fund in its sole discretion. Subscriptions will be payable on the business day following the termination of the Subscription Period (the "Closing Date"), at which time the Fund will commence operations. In addition, during the 90-day period following the Closing Date or such other period of time as may be determined by the Fund in its sole discretion (the "Continuous Offering Period"), the Fund will continuously offer its shares through the Selected Dealers.


     During the Subscription Period, the public offering price of the shares to investors shall be $25.00 per share plus the sales charge equal to 4% (4.16% of the net amount invested). The Selected Dealers will be entitled to receive the amount of the sales charge in respect of Fund shares sold during the Subscription Period.

     During the Continuous Offering Period, the public offering price of the shares to investors shall be the Fund's then current net asset value per share, determined by the Fund or any agent of the Fund in accordance with the method set forth above under "Calculation of Net Asset Value," plus the sales charge equal to 4% (4.16% of the net amount invested). The Selected Dealers will be entitled to receive the amount of the sales charge in respect of Fund shares sold during the Continuous Offering Period.




     OFD, in its sole discretion, may pay all or a portion of the placement fee to certain Selected Dealers.


     Fund shares may be sold without a sales charge to the directors, trustees, officers and employees of the Fund, a fund in the Orbitex Group of Funds, Orbitex or its affiliates, a Selected Dealer, such persons' immediate family members, and partners and employees of outside legal counsel to the Fund or other funds managed by Orbitex.

Future Offerings

     After the end of the Continuous Offering Period, the Fund may from time to time offer additional shares to investors, depending upon market conditions, available investment opportunities and other factors, but the Fund has no current plans for any future offerings. Orbitex may sponsor other funds that are similar to the Fund in the future.

Shareholder Servicing Fee


     The Fund intends to pay Selected Dealers that have entered into a shareholder servicing agreement with Funds Distributor, Inc. a shareholder servicing fee to compensate them for providing shareholder services and the maintenance of accounts. These services include responding to client inquiries about the Fund or their share position in the Fund, forwarding shareholder communications to clients, assisting clients in changing dividend options, account designations or addresses, and assisting in processing repurchase requests. The shareholder servicing fee is payable at an annual rate of 0.25% of the value of the outstanding shares owned by customers of such broker or dealer. This fee is accrued daily as an expense of the Fund.

                               GENERAL INFORMATION

     The Fund is registered under the Investment Company Act as a closed-end, non-diversified management investment company. The Fund was incorporated under the laws of the State of Maryland on April 6, 2000 and has no operating history. The Fund's office is located at The Hauppauge Corporate Center, 150 Motor Parkway, Hauppauge, NY 11788. The telephone number for sales information is 1-877-246-8282 and the telephone number for servicing information is 1-888-ORBITEX. Investment advisory services are provided to the Fund by Orbitex Management, Inc. The Fund's transfer agent is American Data Services, Inc., an affiliate of Orbitex.

                            TABLE OF CONTENTS OF SAI

Additional Investment Policies...............................................B-2
Directors and Officers.......................................................B-7
Investment Advisory and Other Services......................................B-12
Experts.....................................................................B-13
Custodian, Transfer Agent and Dividend Disbursing Agent.....................B-13
Brokerage Commissions.......................................................B-13
Financial Statement and Report of Independent Accountants...................B-14

                                     ORBITEX

                    LIFE SCIENCES & BIOTECHNOLOGY FUND, INC.


                The Happauge Corporate Center, 150 Motor Parkway,
                            Happauge, New York 11788
                                A Management Type
                           Non-Diversified, Closed-End
                               Investment Company



                                  COMMON STOCK
                                ($0.01 PAR VALUE)


                                   PROSPECTUS



                                 OCTOBER 2, 2000



     Until December 31, 2000 (90 calendar days after the commencement of the offering), all dealers that buy, sell or trade the shares, whether or not participating in the offering, may be required to deliver a prospectus.




     INVESTMENT MANAGER                       SHAREHOLDER SERVICE AGENT
     Orbitex Management, Inc.                 American Data Services, Inc.
     410 Park Avenue                          The Hauppauge Corporate Center
     New York, New York 10022                 150 Motor Parkway
                                              Hauppauge, New York  11788

     CUSTODIAN                                GENERAL COUNSEL
     Circle Trust Company                     Clifford Chance Rogers & Wells LLP
     Metro Center                             200 Park Avenue
     One Station Place                        New York, New York 10166
     Stamford, Connecticut 06902

                ORBITEX LIFE SCIENCES & BIOTECHNOLOGY FUND, INC.




                                 OCTOBER 2, 2000


                       STATEMENT OF ADDITIONAL INFORMATION


                         The Hauppauge Corporate Center
                                150 Motor Parkway
                            Hauppauge, New York 11788
                                  1-888-ORBITEX


     THIS STATEMENT OF ADDITIONAL INFORMATION ("SAI") IS NOT A PROSPECTUS. THIS SAI RELATES TO AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS OF ORBITEX LIFE SCIENCES & BIOTECHNOLOGY FUND, INC. (THE "FUND"), DATED OCTOBER 2, 2000. A COPY OF THE PROSPECTUS MAY BE OBTAINED BY CONTACTING THE FUND AT THE TELEPHONE NUMBER OR ADDRESS SET FORTH ABOVE.


     THE INFORMATION IN THIS SAI IS NOT COMPLETE AND MAY BE CHANGED. THE FUND MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION") IS EFFECTIVE. THIS SAI IS NOT AN OFFER TO SELL THESE SECURITIES AND THE FUND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.


                                TABLE OF CONTENTS


Additional Investment Policies..............................................B-2
Directors and Officers......................................................B-8
Investment Advisory and Other Services......................................B-9
Experts....................................................................B-10
Custodian, Transfer Agent and Dividend Disbursing Agent....................B-10
Brokerage Commissions......................................................B-10
Additional Information.....................................................B-11
Financial Statement and Report of Independent Accountants..................B-13

                         ADDITIONAL INVESTMENT POLICIES

     The Fund seeks to provide long-term growth of capital through selective investment in the securities of life sciences and biotechnology companies of all sizes that offer potential for growth. The Fund will invest primarily in the securities of companies, both U.S. and foreign, primarily engaged in life sciences, pharmaceuticals, medical research and biotechnology research, development and implementation, and other areas related to the life sciences and biotechnology industries. A company that is "primarily engaged" in life sciences or biotechnology is one that either derives at least 50% of its revenue from, or has at least 50% of its assets in, life sciences or biotechnology activities.

     Certain additional investment information is set forth below.

FUNDAMENTAL POLICIES

     The Fund's stated fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund, are listed below. Within the limits of these fundamental policies, the Fund's management has reserved freedom of action. For the purposes of this SAI, "majority of the outstanding voting securities of the Fund" means the vote, at an annual or special meeting of securityholders duly called, (a) of 67 percent or more of the voting securities present at such meeting, if the holders of more than 50 percent of the outstanding voting securities of the Fund are present or represented by proxy; or (b) of more than 50 percent of the outstanding voting securities of the Fund, whichever is the less. The Fund:

          (1) May not purchase securities on margin, except the Fund may make margin deposits in connection with permissible options and futures transactions subject to (5) below and may obtain short-term credits as may be necessary for clearance of transactions.

          (2) May not issue any class of securities senior to any other class of securities except in compliance with the Investment Company Act of 1940, as amended (the "1940 Act").

          (3) May not borrow money for investment purposes in excess of 33-1/3% of the value of its total assets, including any amount borrowed less its liabilities not including any such borrowings. Any borrowings, which come to exceed this amount, will be reduced in accordance with applicable law.

          (4) May not purchase or sell real estate, or invest in real estate limited partnerships.

          (5) May not purchase or sell physical commodities or contracts thereon, except that the Fund may enter into financial futures contracts and options thereon.

          (6) May not underwrite securities issued by other persons, except to the extent that the Fund may be deemed to be an underwriter, within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), in connection with the purchase of securities directly from an issuer.

          (7) May not make loans, except that the Fund may: (i) invest in all or a portion of an issue of publicly issued or privately placed bonds, debentures, notes, other debt securities and loan participation interests for investment purposes; (ii) purchase money market securities and enter into repurchase agreements; and
               (iii) lend its portfolio securities in an amount not exceeding one-third of the value of the Fund's total assets.

          (8)  With respect to its share repurchases:

               o the Fund will make share repurchase offers every three months (except under the circumstances described below in "Other Operating Policies -- Share Repurchases"), commencing March 2001, pursuant to Rule 23c-3 under the 1940 Act, as it may be amended from time to time;

               o 5% of the Fund's outstanding common stock will be subject to each repurchase offer, unless the board of directors establishes a different percentage, which must be between 5% and 25%;

               o the repurchase request due dates will be the second Friday of each January, April, July and October (or the preceding business day if that day is a New York Stock Exchange holiday); and

               o there will be a maximum 14 day period between the due date for each repurchase request and the date on which the Fund's net asset value for that repurchase is determined.

          (9) May not invest more than 25% of its total assets in any one industry, except that the Fund will invest at least 65% of the value of its total assets in securities of life sciences companies and biotechnology companies, except when investing for temporary defensive purposes.

OTHER OPERATING POLICIES

     Lending of Portfolio Securities. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on the securities. The Fund may invest the collateral and earn additional income or receive an agreed upon amount of interest income from the borrower. Loans made by the Fund will generally be short-term. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the collateral to the borrower or placing broker. The Fund does not have the right to vote securities on loan, but would terminate a loan and regain the right to vote if that were considered important with respect to the investment. The Fund may lose money if a borrower defaults on its obligation to return securities and the value of the collateral held by the Fund is insufficient to replace the loaned securities. In addition, the Fund is responsible for any loss that might result from its investment of the borrower's collateral.

     Foreign Securities. The Fund may invest in commercial paper and certificates of deposit issued by foreign banks and may invest either directly or through American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), or Global Depositary Receipts ("GDRs") (collectively, "depositary receipts") in other securities of foreign issuers. For a discussion of the risks associated with investments in foreign securities, see "Risk Factors--Foreign Securities" in the Prospectus.

     Depositary receipts are instruments generally issued by domestic banks or trust companies that represent the deposits of a security of a foreign issuer. ADRs, which are traded in dollars on U.S. exchanges or over-the-counter, are issued by domestic banks and evidence ownership of securities issued by foreign corporations. EDRs are typically traded in Europe. GDRs are typically traded in both Europe and the United States. Depositary receipts may be issued under sponsored or unsponsored programs. In sponsored programs, the issuer has made arrangements to have its securities traded in the form of a depositary receipt. In unsponsored programs, the issuers may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored depositary receipt programs are generally similar, the issuers of securities represented by unsponsored depositary receipts are not obligated to disclose material information in the United States, and therefore, the import of such information may not be reflected in the market value of such receipts. The Fund may invest up to

25% of its total assets in foreign securities that it holds directly (which limitation may be changed without a shareholder vote), but this 25% limit does not apply to foreign securities held through depositary receipts which are traded in the United States or to commercial paper and certificates of deposit issued by foreign banks.

     Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amounts of the Fund's assets to be invested within various countries is not known.

     Rights and Warrants. The Fund may invest in common stock rights and warrants believed by Orbitex Management, Inc. ("Orbitex") to provide capital appreciation opportunities. Common stock rights and warrants may be purchased separately or may be received as part of a unit or attached to securities purchased.

     Derivatives. The Fund may seek to hedge portfolio risk through the use of financial instruments known as derivatives. A derivative is generally defined as an instrument whose value is derived from, or based upon, some underlying index, reference rate (such as interest rates or currency exchange rates), security, commodity or other asset. The Fund will use a specific type of derivative only after consideration of, among other things, how the derivative instrument serves the Fund's investment objective and the risk associated with the instrument. The Fund may use derivatives only for the purposes of hedging portfolio risk and cash management.

Options

     The Fund may buy or sell put and call options if they are traded on options exchanges or over-the-counter markets. However, the Fund will only enter into transactions with broker-dealers that are reputable financial institutions which
(i) specialize in these types of transactions, (ii) make markets in these options, or (iii) are participants in over-the-counter markets.

     Purchasing a put option gives the Fund the right to sell, and obligates the writer to buy, the underlying security at the exercise price at any time during the option period. Purchasing a call option gives the Fund the right to buy, and obligates the writer of the call option to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option. Because an option gives the purchaser a right and not an obligation, the purchaser is not required to exercise the option. The option right is available during the life of the option.

     When the Fund purchases an option, it is required to pay a premium to the party writing the option and a commission to the broker selling the option. The Fund's maximum financial exposure will be limited to these costs. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. Conversely, a call option will be profitable if the market price of the underlying security rises sufficiently above the exercise price to cover the premium and transaction costs. If an option is exercised by the Fund, the premium and the commission paid may be greater than the amount of the brokerage commission charged if the security were to be purchased or sold directly.

     The Fund may purchase both listed and over-the-counter options. The Fund will be exposed to the risk of counterparty nonperformance in the case of over-the-counter options.

     Options on securities may not be available to the Fund on reasonable terms in many situations and the Fund may frequently choose not to purchase options even when they are available. The Fund's ability to engage in option transactions may be limited by tax considerations.

Futures

     The Fund may engage in transactions in futures and options thereon. Futures are standardized, exchange-traded contracts which obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of a commodity at a specified future date at a specified price. No price is paid upon entering into a futures contract. Rather, upon purchasing or selling a futures contract the Fund is required to deposit collateral ("margin") equal to a percentage (generally less than 10%) of the contract value. Each day thereafter until the futures position is closed, the Fund will pay additional margin representing any loss experienced as a result of the futures position the prior day or be entitled to a payment representing any profit experienced as a result of the futures position the prior day.

     The sale of a futures contract limits the Fund's risk of loss through a decline in the market value of portfolio holdings correlated with the futures contract prior to the futures contract's expiration date. In the event the market value of the portfolio holdings correlated with the futures contract increases rather than decreases, however, the Fund will realize a loss on the futures position and a lower return on the portfolio holdings than would have been realized without the purchase of the futures contract.

     The purchase of a futures contract may protect the Fund from having to pay more for securities as a consequence of increases in the market value for such securities during a period when the Fund was attempting to identify specific securities in which to invest in a market the Fund believes to be attractive. In the event that such securities decline in value or the Fund determines not to complete an anticipatory hedge transaction relating to a futures contract, however, the Fund may realize a loss relating to the futures position.

     The Fund will limit transactions in futures and options on futures to financial futures contracts (i.e., contracts for which the underlying commodity is a currency or securities or interest rate index) purchased or sold for hedging purposes (including anticipatory hedges). The Fund will further limit transactions in futures and options on futures to the extent necessary to prevent the Fund from being deemed a "commodity pool" under regulations of the Commodity Futures Trading Commission.

     Foreign Currency Transactions. A forward foreign currency exchange contract is an agreement to purchase or sell a specific currency at a future date and at a price set at the time the contract is entered into. The Fund will generally enter into forward foreign currency exchange contracts to fix the U.S. dollar value of a security it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for, or, to hedge the U.S. dollar value of securities it owns.

     Where the Fund believes that a foreign currency may experience a substantial movement against the U.S. dollar, the Fund may enter into a forward contract to sell or buy an appropriate amount of that foreign currency. The contract would approximate the value of some or all of the Fund's portfolio securities denominated in such foreign currency. Under normal circumstances, the portfolio manager will limit forward currency contracts to not greater than 75% of the Fund's portfolio position in any one country as of the date the contract is entered into. This limitation will be measured at the point the hedging transaction is entered into by the Fund. Under extraordinary circumstances, Orbitex may enter into forward currency contracts in excess of 75% of the Fund's portfolio position in any one country as of the date the contract is entered into. The precise matching of the forward contract amounts and the value of securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movement in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under certain circumstances, the Fund may commit up to the entire value of its assets which are denominated in foreign currencies to the consummation of these contracts. Orbitex will consider the effect a substantial commitment of the Fund's assets to forward contracts would have on the investment program of the Fund and its ability to purchase additional securities.

     Except as set forth above and immediately below, the Fund will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would oblige the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. The Fund, in order to avoid excess transactions and transaction costs, may nonetheless maintain a net exposure to forward contracts in excess of the value of the Fund's portfolio securities or other assets denominated in that currency provided the excess amount is "covered" by cash or liquid, high-grade debt securities, denominated in any currency, at least equal at all times to the amount of such excess. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer-term investment decisions made with regard to overall diversification strategies. However, Orbitex believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served.

     At the maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

     As indicated above, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. However, the Fund may use liquid, high-grade debt securities, denominated in any currency, to cover the amount by which the value of a forward contract exceeds the value of the securities to which it relates.

     If the Fund retains the portfolio security and engages in offsetting transactions, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

     The Fund's dealing in forward foreign currency exchange contracts will be limited to the transactions described above. Of course, the Fund is not required to enter into forward contracts with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by Orbitex. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of a hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

     Stockholders should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

     Repurchase Agreements. The Fund may enter into repurchase agreements with commercial banks and broker-dealers as a short-term cash management tool. A repurchase agreement is an agreement under which the Fund acquires a security, generally a U.S. Government obligation, subject to resale at an agreed upon price and date. The resale price reflects an agreed upon interest rate effective for the period of time the Fund holds the security and is unrelated to the interest rate on the security. The Fund's repurchase agreements will at all times be fully collateralized.

     Repurchase agreements could involve certain risks in the event of bankruptcy or other default by the seller, including possible delays and expenses in liquidating the securities underlying the agreement, a decline in value of the underlying securities and a loss of interest. Repurchase agreements are typically entered into for periods of one week or less. The Fund will not enter into repurchase agreements of more than one week's duration if more than 10% of its total assets would be so invested.

     Short Sales. The Fund may sell securities short as part of its overall portfolio management strategy involving the use of derivative instruments and to offset potential declines in long positions in similar securities. A short sale is a transaction in which the Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

     Restricted or Illiquid Securities. The Fund may invest in illiquid securities, including restricted securities (i.e., securities not readily marketable without registration under the Securities Act) and other securities that are not readily marketable. These may include restricted securities that can be offered and sold only to "qualified institutional buyers" under Rule 144A of the Securities Act. The Fund's investments in venture capital companies will generally be illiquid, although a venture capital investment may become liquid if the company completes an IPO and any contractual restrictions on the Fund's ability to sell its shares terminate. There is no limit to the percentage of the Fund's total assets that may be invested in illiquid securities, but Orbitex does not expect that illiquid securities will ordinarily exceed 50% of the Fund's total assets. The Fund will not make new venture capital investments at any time when its existing venture capital investments exceed 50% of its total assets, but the Fund may, at such times, make additional investments in venture capital companies already represented in its portfolio.

     Debt Securities. The Fund may invest up to 35% of its total assets in debt securities which are not rated within the four highest rating categories by Standard & Poor's Ratings Group or Moody's Investors Services, Inc.

     Temporary Defensive Position. In an attempt to respond to adverse market, economic, political, or other conditions, the Fund may invest up to 100% of its total assets in cash or cash equivalents including, but not limited to, prime commercial paper, bank certificates of deposit, bankers' acceptances or repurchase agreements for such securities, and securities of the U.S. Government and its agencies and instrumentalities, as well as cash and cash equivalents denominated in foreign currencies. The Fund's investments in foreign cash equivalents will be limited to those that, in the opinion of Orbitex, equate generally to the standards established for U.S. cash equivalents. Investments in bank obligations will be limited at the time of investment to the obligations of the 100 largest domestic banks in terms of assets which are subject to regulatory supervision by the U.S. Government or state governments, and the obligations of the 100 largest foreign banks in terms of assets with branches or agencies in the United States.

     Share Repurchases. The Fund may not suspend or postpone a repurchase offer except pursuant to a vote of a majority of the directors, including a majority of the disinterested directors, and only:

          o If the repurchase would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended;

          o For any period during which the New York Stock Exchange or any other market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted;

          o For any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or

          o For such other periods as the Commission may by order permit for the protection of securityholders of the Fund.

                             DIRECTORS AND OFFICERS

     A listing of the directors and officers of the Fund and their business experience for the past five years follows. An asterisk (*) indicates directors who are "interested persons" of the Fund (as defined by the 1940 Act). Unless otherwise noted, the address of each director and officer is 410 Park Avenue, New York, New York 10022.

        Name, Age and        Position(s) Held
           Address              with Fund           Principal Occupation(s) During the Past 5 Years
     ----------------------  ----------------   -------------------------------------------------------
     Ronald S. Altbach (54)  Director           Chairman, Paul Sebastian,  Inc. (1994-present) (Perfume
     1540 West Park Avenue                      distributor); President, Olcott Corporation (1992-1994)
     Ocean, New Jersey 07712                    (Perfume distributor).


     *Richard E. Stierwalt   President and      President,   Chief  Executive   Officer  and  Director,
     (46)                    Chairman of the    Orbitex Financial  Services Group, Inc.  (1998-present)
                             Board              (Investment management);  Consultant, Bisys Management,
                                                Inc. (1996-1998) (Mutual fund distributor); Chairman of
                                                the  Board  and  Chief   Executive   Officer,   Concord
                                                Financial   Group   (1987-1996)    (Administrator   and
                                                distributor of mutual funds).


     Stephen J. Hamrick (48) Director           Chief Executive  Officer,  Carey Financial  Corporation
     Carey Financial Corp.                      (1995-present)    (Broker-dealer);    Chief   Executive
     50 Rockefeller Plaza                       Officer,  Wall Street  Investors  Services  (1994-1995)
     New York, New York 10020                   (Retail   brokerage   firm);   Senior  Vice  President,
                                                PaineWebber, Inc. (1988-1994) (Investment Services).


     Leigh Wilson (51)       Director           Chairman & CEO, New Century Care,  Inc.  (1989-present)
     53 Sylvan Road North                       (Merchant bank);  Principal,  New Century Living,  Inc.
     Westport, Connecticut                      (1995-present);  Director,  Chimney  Rock  Vineyard and
     06880                                      Chimney Rock Winery; President and Director, Key Mutual
                                                Funds (1989-present).


     Keith Kemp (39)         Vice President     Chief  Operations  Officer,  Orbitex  Management,  Inc.
                             and Assistant      (February   1999  -  present)   (Investment   Adviser);
                             Treasurer          Vice-President,  Fund  Accounting  and  Administration,
                                                Bank  of  New  York  (February  1998 -  February  1999)
                                                (Bank); Senior Manager, Forum Financial Group (November
                                                1996 -  February  1998)  (Mutual  Fund  Administrator);
                                                Business Unit Controller,  First Data Investor Services
                                                Group  (March  1995  -  November   1996)  (Mutual  Fund
                                                Administrator).


     M. Fyzul Khan (29)      Vice President     Legal Counsel,  Orbitex Financial  Services Group, Inc.
                             and Secretary      (1998-present); Attorney, CIBC Oppenheimer (1997-1998).


     Kevin Meehan (38)       Vice President     Chief Operations  Officer,  Orbitex Financial  Services
                             and Assistant      Group, Inc. (1998-present);  Manager, Investor Services
                             Secretary          Consulting, KPMG (1995-1998).


     Vali Nasr (46)          Vice President     Chief  Financial  Officer,  Orbitex  Management,   Inc.
                             and Treasurer      (1999-present);   Chief  Financial  Officer  and  Chief
                                                Operating   Officer,    Investment   Advisory   Network
                                                (1998-1999)  (Software   developer);   Chief  Financial
                                                Officer    and   Chief    Operations    Officer,    PMC
                                                International,  Inc.  (1992-1998)  (Investment adviser,
                                                broker-dealer, and software developer).

        Name, Age and        Position(s) Held
           Address              with Fund           Principal Occupation(s) During the Past 5 Years
     ----------------------  ----------------   -------------------------------------------------------

     Catherine McCabe (33)   Assistant Vice     Compliance  Officer,  Orbitex  Management,  Inc. (March
                             President and      2000-present);  Compliance  Analyst,  Mutual of America
                             Assistant          Life  Insurance  Company  (February  1996- March 2000);
                             Secretary          Sales Assistant,  Smith Barney (June 1993-January 1996)
                                                (Broker-dealer).


     Michael Wagner (49)     Assistant          Senior Vice  President,  American Data  Services,  Inc.
     150 Motor Parkway       Treasurer          (1987-present) (Mutual Fund Administrator).
     Hauppauge, New York
     11788-0132



     The Fund pays each Director of the Fund who is not an interested person of the Fund its allocable share of an aggregate per meeting fee of $2,500 for the Fund and any other closed-end fund advised by Orbitex.


     The Fund also reimburses each such Director for travel and other expenses incurred in attending meetings of the Board.

     The Directors serve on the Board for terms of indefinite duration. A Director's position in that capacity will terminate if such Director is removed, resigns or is subject to various disabling events such as death or incapacity.

     The Board of Directors has approved a Code of Ethics (the "Code") under Rule 17j-1 of the 1940 Act that covers the Fund and Orbitex. The Code restricts the personal investing activities of personnel subject to the Code, but permits them to invest in securities, including securities that may be purchased or held by the Fund, if certain procedures are followed. Among other things, the Code provides for trading "blackout periods" which prohibit trading by such personnel within seven calendar days before or after trading by the Fund in the same or an equivalent security. The Code can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. The Code also is available on the Commission's Internet site at http://www.sec.gov. A copy of the Code also may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

                     INVESTMENT ADVISORY AND OTHER SERVICES

     Orbitex is authorized in its discretion to engage in the following activities: (i) develop a continuing program for the management of the assets of the Fund; (ii) buy, sell, exchange, convert, lend, or otherwise trade in portfolio securities and other assets; (iii) place orders and negotiate the commissions for the execution of transactions in securities with or through broker-dealers, underwriters, or issuers; (iv) prepare and supervise the preparation of shareholder reports and other shareholder communications; and (v) obtain and evaluate business and financial information in connection with the exercise of its duties.

     Subject to policies established by the Board of Directors of the Fund, which has overall responsibility for the business and affairs of the Fund, Orbitex manages the operations of the Fund. In addition to providing advisory services, Orbitex furnishes the Fund with office space and certain facilities and personnel required for conducting the business of the Fund.

     Orbitex is located at 410 Park Avenue, New York, New York 10022, and serves as the adviser pursuant to an Investment Advisory Agreement that has been approved by the Board, including a majority of the independent Directors. Orbitex is a wholly-owned subsidiary of Orbitex Financial Services Group, Inc., a New York holding company. The initial term of the Investment Advisory Agreement is two years. The Investment Advisory Agreement will continue in effect from year to year if approved at least annually by a vote of a majority of the Directors who are not parties to the Investment Advisory Agreement or interested persons of any such parties and by vote of a majority of the Board cast in person at a meeting called for the purpose of voting on such renewal, or by the vote of a majority of the outstanding shares of the Fund. The portfolio manager of the Fund is supervised by John W. Davidson, CFA, Director, President and Chief Investment Officer of Orbitex.

     The Fund will pay to Orbitex a management fee at an annual rate of 1.75% of the Fund's average daily net assets. The management fee is higher than the advisory fees paid by most U.S. investment companies.

                                     EXPERTS

     PricewaterhouseCoopers LLP, 160 Federal Street, Boston, MA 02110, acts as independent accountants for the Fund and in such capacity will audit the Fund's annual financial statements and financial highlights.


                          CUSTODIAN, TRANSFER AGENT AND
                            DIVIDEND DISBURSING AGENT

     Circle Trust Company, Metro Center, One Station Place, Stamford, Connecticut 06902, serves as custodian to the Fund. Circle Trust is an affiliate of Orbitex. Circle Trust's responsibilities include safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of portfolio securities, and collecting interest and dividends on the Fund's investments. Circle Trust provides a full range of custody, management, accounting and administrative services to institutional investors worldwide. American Data Services, Inc., The Hauppauge Corporate Center, 150 Motor Parkway, Hauppauge, New York 11788, is an affiliate of Orbitex and serves as Fund accounting agent and is responsible for the determination of the net asset value of the Fund. It also maintains, under the general supervision of Orbitex, the Fund's accounting records. American Data Services, Inc. acts as the transfer agent and dividend disbursing agent of the Fund, and performs, at cost, certain recordkeeping functions for the Fund. In other words, American Data Services, Inc. maintains the records of shareholder accounts and furnishes dividend paying, redemption and related services.


                              BROKERAGE COMMISSIONS

     Subject to the general supervision of the Board of Directors, Orbitex is responsible for making decisions with respect to the purchase and sale of portfolio securities on behalf of the Fund. Orbitex also is responsible for the implementation of those decisions, including the selection of broker-dealers to effect portfolio transactions, the negotiation of commissions, and the allocation of principal business and portfolio brokerage.

     In purchasing and selling the Fund's portfolio securities, it is Orbitex's policy to obtain quality execution at the most favorable prices through responsible broker-dealers and, in the case of agency transactions, at competitive commission rates where such rates are negotiable. However, under certain conditions, the Fund may pay higher brokerage commissions in return for brokerage and research services. In selecting broker-dealers to execute the Fund's portfolio transactions, consideration is given to such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing brokers and dealers, their expertise in particular markets and the brokerage and research services they provide to Orbitex or the Fund. It is not the policy of Orbitex to seek the lowest available commission rate where it is believed that a broker or dealer charging a higher commission rate would offer greater reliability or provide better price execution.

     Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the United States, these commissions are negotiated. Traditionally, commission rates have generally not been negotiated on stock markets outside the United States. In recent years, however, an increasing number of overseas stock markets have adopted a system of negotiated rates, although a number of markets continue to be subject to an established schedule of minimum commission rates. It is expected that equity securities will ordinarily be purchased in the primary markets, whether over-the-counter or listed, and that listed securities may be purchased in the over-the-counter market if such market is deemed the primary market. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. In underwritten offerings, the price includes a disclosed, fixed commission or discount.

     For fixed income securities, it is expected that purchases and sales ordinarily will be transacted with the issuer, the issuer's underwriter, or with a primary market maker acting as principal on a net basis, with no brokerage commission being paid by the Fund. However, the price of the securities generally includes compensation which is not disclosed separately. Transactions placed through dealers who are serving as primary market makers reflect the spread between the bid and asked prices.

     With respect to equity and fixed income securities, Orbitex may effect principal transactions on behalf of the Fund with a broker or dealer who furnishes brokerage and/or research services, designate any such broker or dealer to receive selling concessions, discounts or other allowances or otherwise deal with any such broker or dealer in connection with the acquisition of securities in underwritings. The prices the Fund pays to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter. Orbitex may receive research services in connection with brokerage transactions, including designations in fixed price offerings.

     Orbitex receives a wide range of research services from brokers and dealers covering investment opportunities throughout the world, including information on the economies, industries, groups of securities, individual companies, statistics, political developments, technical market action, pricing and appraisal services, and analyses of all the countries in which a Fund's portfolio is likely to be invested. Orbitex cannot readily determine the extent to which commissions charged by brokers reflect the value of their research services, but brokers occasionally suggest a level of business they would like to receive in return for the brokerage and research services they provide. To the extent that research services of value are provided by brokers, Orbitex may be relieved of expenses which it might otherwise bear. In some cases, research services are generated by third parties but are provided to Orbitex by or through brokers.

     Certain broker-dealers which provide quality execution services also furnish research services to Orbitex. Orbitex has adopted brokerage allocation polices embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934, which permits an investment adviser to cause its clients to pay a broker which furnishes brokerage or research services a higher commission than that which might be charged by another broker which does not furnish brokerage or research services, or which furnishes brokerage or research services deemed to be of lesser value, if such commission is deemed reasonable in relation to the brokerage and research services provided by the broker, viewed in terms of either that particular transaction or the overall responsibilities of the adviser with respect to the accounts as to which it exercises investment discretion. Accordingly, Orbitex may assess the reasonableness of commissions in light of the total brokerage and research services provided by each particular broker. Orbitex may also consider sales of the Fund's shares as a factor in the selection of broker-dealers.

                             ADDITIONAL INFORMATION

         Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of stockholders. As a result, Fund stockholders may not consider each year the election of Directors or the appointment of auditors. However, the holders of at least a majority of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of stockholders for any purpose, including to remove a Director from office. Fund stockholders may remove a Director by the affirmative vote of a majority of the Fund's outstanding voting shares. In addition, the Board will call a meeting of stockholders for the purpose of electing Directors if, at any time, less than a majority of the Directors then holding office have been elected by stockholders.

            FINANCIAL STATEMENT AND REPORT OF INDEPENDENT ACCOUNTANTS

                      ORBITEX LIFE SCIENCES & BIOTECHNOLOGY
                                   FUND, INC.

                       STATEMENT OF ASSETS AND LIABILITIES
                                  JULY 14, 2000

                                     ASSETS


Cash ..............................................................    $100,000
Prepaid expenses ..................................................      95,775
                                                                       --------

Total assets ......................................................     195,775
                                                                       --------


                                  LIABILITIES


Accrued expenses payable ..........................................      95,775


Common Shares, $0.01 par value; 100,000,000 shares authorized,
   4,000 shares issued and outstanding ............................          40

Paid-in capital ...................................................      99,960
                                                                       --------

Net Assets ........................................................    $100,000
                                                                       --------


Net Asset Value Per Share .........................................    $     25
                                                                       --------
Maximum Sales Charge ..............................................           4%
Offering Price Per Share ..........................................    $     26
                                                                       --------

     The accompanying notes are an integral part of the financial statement

NOTES TO FINANCIAL STATEMENT

NOTE 1.  ORGANIZATION

     Orbitex Life Sciences & Biotechnology Fund, Inc. (the "Fund") was incorporated in Maryland on April 6, 2000 as a non-diversified, closed-end management investment company. The Fund has had no operations other than those related to organizational matters and the sale and issuance to Orbitex Management, Inc. (the "Manager") of 4,000 shares of common stock for $100,000.

     Included in prepaid expenses are the offering costs incurred in connection with the initial offering of the Fund's shares. The prepaid expenses will be charged directly to paid-in capital upon the sale of the shares. The costs incurred in connection with the organization of the Fund of approximately $50,000 will be paid directly by the Manager.

     The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. Actual results may differ from those estimates.

NOTE 2.  TRANSACTIONS WITH AFFILIATES

     The Management Agreement provides that the Fund will pay the Manager monthly a management fee at the annual rate of 1.75% of the Fund's average daily net assets. The Fund will pay Orbitex Funds Distributor, Inc., an affiliate of the Manager, a one-time placement fee of .50% of the net proceeds from Fund shares sold. The Fund has entered into an administrative, transfer agent and service, and fund accounting service agreement with American Data Services, Inc., an affiliate of the Manager, and into a custody agreement with Circle Trust Company, an affiliate of the Manager.

NOTE 3.  INCOME TAXES

     The Fund intends to meet the requirements of the Internal Revenue Code of 1986 applicable to regulated investment companies and as such will not be subject to federal income taxes.

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Directors and Shareholder of
Orbitex Life Sciences & Biotechnology Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities presents fairly, in all material respects, the financial position of the Orbitex Life Sciences & Biotechnology Fund, Inc. (the "Fund") at July 14, 2000, in conformity with accounting principles generally accepted in the United States. This financial statement is the responsibility of the Fund's management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Boston, Massachusetts
July 20, 2000

                                    FORM N-2
                ORBITEX LIFE SCIENCES & BIOTECHNOLOGY FUND, INC.
                            PART C. OTHER INFORMATION

Item 24.  Financial Statements and Exhibits


          1.   Financial Statements:
               Part A: Financial Highlights (not applicable).
               Part B: Statement of Assets and Liabilities and Report of Independent Accountants

          2.   Exhibits:

          a. Charter of Registrant is incorporated by reference to Exhibit 2(a) to the Fund's Registration Statement on Form N-2.

          b. Bylaws of Registrant are incorporated by reference to Exhibit 2(b) to the Fund's Registration Statement on Form N-2.

          c.   Not Applicable.

          d.   Not Applicable.

          e.   Not Applicable.

          f.   Not Applicable.

          g. Investment Advisory Agreement between Registrant and Orbitex Management, Inc.

          h.   Distribution  Agreement between Registrant and Funds Distributor,
               Inc.

          i.   Not Applicable.

          j.   Custody Agreement.

          k.   Not Applicable.

          l.   Opinion and Consent of Counsel.

          m.   Not Applicable.

          n.   Consent of Independent Auditors.

          o.   Not Applicable.

          p.   Not Applicable.

          q.   Not Applicable.

          r.   Code of Ethics.

Item 25.  Marketing Arrangements:  Not Applicable.


Item 26.  Other Expenses of Issuance and Distribution:

                  Registration fees                                  $ 56,000
                  Legal fees                                         $ 75,000
                  Accounting fees                                    $  5,000
                  Miscellaneous (mailing, etc.)                      $ 24,000
                  Total............................................. $175,000

Item 27.  Persons Controlled by or Under Common Control with Registrant:  None.

Item 28.  Number of Holders of Securities as of September 15, 2000:

                  Title of Class                         Number of Recordholders
                  Common Stock                                        1


Item 29.  Indemnification:

                  Reference is made to the provisions of Article SEVENTH of the Registrant's Charter and Article VII of the Registrant's
                  Bylaws, each filed as an exhibit to this Registration Statement. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised by the Securities and Exchange Commission that such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30.  Business and Other Connections of Investment Adviser:

                  Certain information pertaining to business and other connections of the Registrant's Adviser, Orbitex Management, Inc., is hereby incorporated herein by reference to the section of the Prospectus captioned "Management of the Fund" and to the section of the Statement of Additional Information captioned "Investment Advisory and Other Services." The information required by this Item 30 with respect to each director, officer or partner of Orbitex Management, Inc. is incorporated by reference to Form ADV with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (File No. 801-52312).

Item 31.  Location of Accounts and Records:

                  Custodian:    Circle Trust Company
                                Metro Center
                                One Station Place
                                Stamford, Connecticut 06902

                                      and

                                Orbitex Life Sciences & Biotechnology Fund, Inc. c/o Orbitex Management, Inc.
                                410 Park Avenue, 18th Floor
                                New York, New York 10022

Item 32.  Management Services:  Not Applicable.

Item 33.  Undertakings:

     I. The Registrant undertakes to suspend the offering of shares until the prospectus is amended if subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement.

     II.  The Registrant undertakes that:

          (a) For purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

          (b) For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     III. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, the Registrant's Statement of Additional Information.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to Registration Statement to be signed on its behalf by the undersigned, its duly authorized representative, in the City of New York, State of New York, on the 29th day of September, 2000.

                                           ORBITEX LIFE SCIENCES & BIOTECHNOLOGY
                                                FUND, INC.


                                           By: /s/ Richard E. Stierwalt
                                              ----------------------------------
                                              Richard E. Stierwalt
                                              Chairman of the Board


     Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registration Statement has been signed below by the following persons, in the capacities indicated, on September 29, 2000.

       Name                                 Title


/s/  Richard E. Stierwalt           Chairman of the Board
--------------------------------    (Principal executive officer and Director)
     (Richard E. Stierwalt)


/s/  Vali Nasr                      Treasurer
--------------------------------    (Principal financial and accounting officer)
     (Vali Nasr)


/s/  Stephen J. Hambrick            Director
--------------------------------
     (Stephen J. Hambrick)


/s/  Ronald S. Altbach              Director
--------------------------------
     (Ronald S. Altbach)


/s/  Leigh Wilson                   Director
--------------------------------
     (Leigh Wilson)